UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Mountain Lake Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT
SUBJECT TO COMPLETION, DATED MAY 15, 2026
Mountain Lake Acquisition Corp.
930 Tahoe Blvd
STE 802 PMB 45
Incline Village, NV 89451
Dear Shareholders:
On behalf of the board of directors (the “Board”) of Mountain Lake Acquisition Corp., which we refer to as “we,” “us,” “our,” “Mountain Lake,” or the “Company,” I invite you to attend an extraordinary general meeting of shareholders (the “Meeting”) of the Company. The Meeting will be held at [      a.m.] Eastern Time on June [  ], 2026. The Company will be holding the Meeting at the offices of [Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, New York, New York 10105], or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed. You will be able to vote and submit your questions online before the Meeting by visiting [      ]. The Notice of Meeting of Shareholders, the proxy statement and the proxy card that each accompany this letter are also available at [      ].
As discussed in the enclosed proxy statement, the purpose of the Meeting is to consider and vote upon the following proposals:
1.
Proposal No. 1 — A proposal to amend, by way of special resolution, the Company’s amended and restated memorandum and articles of association, as amended prior to the date hereof (the “Existing Articles”), in the form set forth in Annex A to the Proxy Statement, which amendment (the “Articles Extension”) reflects the extension of the period within which the Company must consummate a business combination for three months until September 16, 2026 (i.e. within 21 months from the consummation of the Company’s initial public offering), or such earlier date (the “Articles Extension Date”) as determined by the Company’s board of directors (the “Board”) (such proposal, the “Articles Extension Proposal”); and

2.
Proposal No. 2 — A proposal to approve, by way of ordinary resolution, the Meeting be adjourned to a later date or dates, if necessary or desirable, at the determination of the Company’s Board (the “Adjournment Proposal”).

Approval of the Articles Extension Proposal is a condition to the implementation of the Articles Extension. The Adjournment Proposal will only be presented at the Meeting if necessary or desirable, at the determination of the Company’s Board.
Each of the proposals is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.
The primary purpose of the Articles Extension Proposal is to provide us with additional time to complete our initial business combination. On October 1, 2025, we entered into a Business Combination Agreement, as amended on January 13, 2026 (the “Business Combination Agreement”) with Avalanche Treasury Corporation, a Delaware corporation (“Pubco”), Avalanche SPAC Merger Sub LLC, a Delaware limited liability company (“SPAC Merger Sub”), Avalanche Company Merger Sub LLC, a Delaware limited liability company (“Company Merger Sub”), Avalanche Treasury Company LLC, a Delaware limited liability company (the “Avalanche Company”), and Dragonfly Digital Management, LLC, a Delaware limited liability company (“Seller”). For more information about the business combination with Pubco (the “Business Combination”), see the Registration Statement on Form S-4, as amended, which was initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 27, 2026 and was declared effective by the SEC on May 14, 2026 (the “Registration Statement”).
The Company will hold a separate general meeting of its shareholders on June 4, 2026 to approve the Business Combination (the “Business Combination Meeting”). The closing of the Business Combination is subject to the fulfillment of various closing conditions, including but not limited to shareholder approval of the Business Combination and applicable exchange listing approvals. If the shareholders of the Company approve the Business Combination at the Business Combination Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before June 16, 2026, then the Company intends to use its best efforts to complete the Business Combination on or before June 16, 2026.
While the Company is using its best efforts to complete the Business Combination as soon as practicable, the Board believes that there will not be sufficient time before June 16, 2026 to complete the Business Combination. Without the Articles Extension, we believe that we may not be able to complete the Business Combination on or before June 16, 2026. If that were to occur, the Company would be precluded from completing the Business Combination or another initial business combination, and the Company would be forced to liquidate. Therefore, the Board has determined that it is in the best interests of the Company and its shareholders to extend the date by which the Company has to consummate an initial business combination to the Articles Extension Date in order for our shareholders to have the opportunity to participate in an investment in the combined company. In addition, the Board believes that it is advantageous for the Board to be able to determine, in its sole discretion, whether to liquidate and dissolve the Company at an earlier date.
Approval of the Articles Extension Proposal is a condition to the implementation of the Articles Extension. The Company will cancel the Meeting and will not implement the Articles Extension if it is able to complete the Business Combination prior to the Meeting. The Company intends to hold the Meeting to approve the Articles Extension Proposal and file the proposed amendment to its Existing Articles only if it has determined that it will not be able to complete the Business Combination on or before June 16, 2026. If the Company does not implement the Articles Extension, it will not redeem any of the Company’s Class A ordinary shares, that were sold in our initial public offering, (“Public Shares”) submitted for redemption solely in connection with the Meeting (but, upon the closing of the Business Combination, it will redeem all Public Shares submitted for redemption in connection with the Business Combination Meeting).
Only holders of record of our Class A ordinary shares, par value $0.0001 per share (the “Class A ordinary shares”) and Class B ordinary shares, par value $0.0001 per share (the “Class B ordinary shares,” collectively, the “ordinary shares”) at the close of business on May 19, 2026 are entitled to notice of the Meeting and to vote at the Meeting and any adjournments or postponements of the Meeting. As of [      ], 2026, there were 23,805,000 Class A Ordinary Shares, and 7,187,500 Class B Ordinary Shares issued and outstanding
Our Board has considered and approved the proposals and recommends that shareholders vote in favor of Articles Extension Proposal. Approval of the Articles Extension Proposal requires a special resolution as a matter of Cayman Islands law, being a resolution passed by a majority of at least two-thirds of the Company’s shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of which notice specifying the intention to propose the resolution as a special resolution has been duly give, or a unanimous written resolution. Approval of the Adjournment Proposal, if presented, requires an ordinary resolution as a matter of Cayman Islands law, being a resolution passed by a simple majority of the Company’s shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting, or a unanimous written resolution.
If the Articles Extension Proposal is approved and implemented, the Company intends to complete the Business Combination as soon as possible and in any event on or before the Articles Extension Date. The Board will have the discretion to liquidate the Trust Account to redeem all Public Shares on a specified date following the adoption of the Articles Extension at any time before or after June 16, 2026, and prior to the end of the three months. Notwithstanding shareholder approval of the Articles Extension, our Board will retain the right to abandon and not implement the Articles at any time before the implementation thereof without any further action by our shareholders.
You are not being asked to vote on the Business Combination at the Meeting. The vote by the Company shareholders on the Business Combination will occur at the separate Business Combination Meeting of the Company shareholders and the solicitation of proxies from the Company shareholders in connection with such separate Business Combination Meeting, and the related right of the Company shareholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Articles Extension Proposal), is the subject of a separate proxy statement/prospectus.

If you want to ensure your Public Shares are redeemed in the event the Articles Extension is approved at the Meeting, you should elect to “redeem” your Public Shares in connection with the Meeting.
If the Business Combination is approved at the Business Combination Meeting and all conditions to the Business Combination are satisfied or waived on or before June 16, 2026, then Mountain Lake intends to use its best efforts to complete the Business Combination on or before June 16, 2026. Mountain Lake will cancel the Meeting and will not implement the Articles Extension if, on or before June 16, 2026, it is able to complete the Business Combination. Mountain Lake intends to hold the Meeting to approve the Articles Extension Proposal by adopting the Articles Extension only if it has determined as of the time of the Meeting that it may not be able to complete the Business Combination on or before June 16, 2026.
In connection with the Articles Extension Proposal, holders (“Public Shareholders”) of the Company’s Class A ordinary shares (“Public Shares”) that were sold in our initial public offering (the “IPO”) may elect to redeem their Public Shares (the “Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”) established in connection with the IPO, including interest not previously released to the Company to pay taxes, divided by the number of then outstanding Public Shares, regardless of whether or how such Public Shareholders vote on the proposals at the Meeting. However, redemption payments for Elections in connection with this Meeting will only be made if the Articles Extension Proposal receives the requisite shareholder approvals and we determine to implement the Articles Extension.
If the Articles Extension Proposal is approved and the Articles Extension is implemented, then in accordance with the trust agreement entered into by and between the Company and the trustee (the “Trust Agreement”), the Trust Account will not be liquidated (other than to effectuate the redemptions described above) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the expiration of the period of the Articles Extension. Notwithstanding shareholder approval of the Articles Extension Proposal, our Board will retain the right to abandon and not implement the Articles Extension at any time without any further action by our shareholders.
To exercise your redemption rights, you must tender your shares to Continental Stock Transfer & Trust Company, the Company’s transfer agent, prior to 5:00 p.m. Eastern Time on June [  ], 2026 (two business days prior to the Meeting). You may tender your shares by delivering or tendering your shares (and share certificate(s) (if any) and other redemption forms) electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. The redemption rights include the requirement that a shareholder must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address in order to validly redeem its Public Shares.
Holders of units must elect to separate the underlying Public Shares and public rights prior to exercising redemption rights with respect to the Public Shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying Public Shares and public rights, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so.
If the Company does not consummate a business combination by the Articles Extension Date, the Company shall, subject to the redemption of Public Shares and the approval of the remaining shareholders and directors, be liquidated and dissolved as promptly as reasonably possible.
Any demand for redemption, once made, may be withdrawn at any time until the Meeting and, thereafter, with our consent. If a holder of Public Shares delivers the certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically).
The Company estimates that the per-share pro rata portion of the Trust Account will be approximately $[     ] at the time of the Meeting (before taking into account (i) the removal of the accrued interest in the Trust Account to pay our taxes, if any, and (ii) an additional $[     ] plus accrued interest that will be deposited into the Trust Account by Mountain Lake Acquisition Sponsor LLC (the “Sponsor”) in connection

with the Articles Extension). The closing price of the Company’s ordinary shares on the Nasdaq Stock Market LLC (“Nasdaq”) on [     ], 2026 was $[     ]. The Company cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their Public Shares. See the sections of the accompanying Proxy Statement entitled “Risk Factors” and “Background” for more information about the Company’s listing.
The Board believes that given the Company’s expenditure of time, effort and money on the Business Combination, circumstances warrant providing Public Shareholders an opportunity to consider the Business Combination. Consequently, the Board believes that it is in the best interests of the Company that the Company obtains the Articles Extension. After careful consideration of all relevant factors, the Board has determined that each of the proposals is advisable and recommends that you vote or give instruction to vote “FOR” such proposals.
Enclosed is the proxy statement containing detailed information concerning the Meeting, the Articles Extension Proposal and the Adjournment Proposal. Whether or not you plan to participate in the Meeting in person or not, we urge you to read this material carefully and vote your shares.
Sincerely,
/s/ Paul Grinberg

Paul Grinberg
Chief Executive Officer and Chairman of the Board
[     ], 2026

Mountain Lake Acquisition Corp.
930 Tahoe Blvd
STE 802 PMB 45
Incline Village, NV 89451
NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
OF
MOUNTAIN LAKE ACQUISITION CORP.
TO BE HELD ON JUNE [  ], 2026
To the Shareholders of Mountain Lake Acquisition Corp.:
NOTICE IS HEREBY GIVEN that an extraordinary general meeting of shareholders (the “Meeting”) of Mountain Lake Acquisition Corp., a Cayman Islands exempted company (the “we,” “us,” “our,” “Mountain Lake,” or the “Company”), will be held on June [  ], 2026, at [      a.m.] Eastern Time. The Meeting will be held at the offices of [Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, New York, New York 10105], or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed. You will be able to vote and submit your questions online before the Meeting by visiting [   ]. The Notice of Meeting of Shareholders, the proxy statement and the proxy card that each accompany this letter are also available at [   ].
The purpose of the Meeting will be to consider and vote upon, and if thought fit, pass and approve the following proposals:
1.
Proposal No. 1 — A proposal to amend, by way of special resolution, the Company’s amended and restated memorandum and articles of association, as amended prior to the date hereof (the “Existing Articles”), in the form set forth in Annex A to the Proxy Statement, which amendment (the “Articles Extension”) reflects the extension of the period within which the Company must consummate a business combination for three months until September 16, 2026 (i.e. within 21 months from the consummation of the Company’s initial public offering), or such earlier date (the “Articles Extension Date”) as determined by the Company’s board of directors (the “Board”) (such proposal, the “Articles Extension Proposal”); and

2.
Proposal No. 2 — A proposal to approve, by way of ordinary resolution, the Meeting be adjourned to a later date or dates, if necessary or desirable, at the determination of the Company’s Board (the “Adjournment Proposal”).

The primary purpose of the Articles Extension Proposal is to provide us with additional time to complete our initial business combination. On October 1, 2025, we entered into a Business Combination Agreement, as amended on January 13, 2026 (the “Business Combination Agreement”) with Avalanche Treasury Corporation, a Delaware corporation (“Pubco”), Avalanche SPAC Merger Sub LLC, a Delaware limited liability company (“SPAC Merger Sub”), Avalanche Company Merger Sub LLC, a Delaware limited liability company (“Company Merger Sub”), Avalanche Treasury Company LLC, a Delaware limited liability company (the “Avalanche Company”), and Dragonfly Digital Management, LLC, a Delaware limited liability company (“Seller”). For more information about the business combination with Pubco (the “Business Combination”), see the Registration Statement on Form S-4, as amended, which was initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 27, 2026 and was declared effective by the SEC on May 14, 2026 (the “Registration Statement”).
The Company will hold a separate general meeting of its shareholders on June 4, 2026 to approve the Business Combination (the “Business Combination Meeting”). The closing of the Business Combination is subject to the fulfillment of various closing conditions, including but not limited to shareholder approval of the Business Combination and applicable exchange listing approvals. If the shareholders of the Company approve the Business Combination at the Business Combination Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before June 16, 2026, then the Company intends to use its best efforts to complete the Business Combination on or before June 16, 2026.
If the Articles Extension Proposal is approved and implemented, the Company intends to complete the Business Combination as soon as possible and in any event on or before the Articles Extension Date. The

Board will have the discretion to liquidate the Trust Account to redeem all Public Shares on a specified date following the adoption of the Articles Extension at any time before or after June 16, 2026, and prior to the end of the three months. Notwithstanding shareholder approval of the Articles Extension, our Board will retain the right to abandon and not implement the Articles Extension at any time before the implementation thereof without any further action by our shareholders.
While the Company is using its best efforts to complete the Business Combination as soon as practicable, the Board believes that there will not be sufficient time before June 16, 2026 to complete the Business Combination. Without the Articles Extension, we believe that we may not be able to complete the Business Combination on or before June 16, 2026. If that were to occur, the Company would be precluded from completing the Business Combination or another initial business combination, and the Company would be forced to liquidate. Therefore, the Board has determined that it is in the best interests of the Company and its shareholders to extend the date by which the Company has to consummate an initial business combination to the Articles Extension Date in order for our shareholders to have the opportunity to participate in an investment in the combined company. In addition, the Board believes that it is advantageous for the Board to be able to determine, in its sole discretion, whether to liquidate and dissolve the Company at an earlier date.
Approval of the Articles Extension Proposal is a condition to the implementation of the Articles Extension. The Company will cancel the Meeting and will not implement the Articles Extension if it is able to complete the Business Combination prior to the Meeting. The Company intends to hold the Meeting to approve all above mentioned proposals, including the Articles Extension Proposal, and file the proposed amendment to its Existing Articles only if it has determined that it will not be able to complete the Business Combination on or before June 16, 2026. If the Company does not implement the Articles Extension, it will not redeem any Public Shares submitted for redemption solely in connection with the Meeting (but, upon the closing of the Business Combination, it will redeem all Public Shares submitted for redemption in connection with the Business Combination Meeting).
You are not being asked to vote on the Business Combination at the Meeting. The vote by the Company shareholders on the Business Combination will occur at the separate Business Combination Meeting of the Company shareholders and the solicitation of proxies from the Company shareholders in connection with such separate Business Combination Meeting, and the related right of the Company shareholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Articles Extension Proposal), is the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Articles Extension is approved at the Meeting, you should elect to “redeem” your Public Shares in connection with the Meeting.
If the Business Combination is approved at the Business Combination Meeting and all conditions to the Business Combination are satisfied or waived on or before June 16, 2026, then Mountain Lake intends to use its best efforts to complete the Business Combination on or before June 16, 2026. Mountain Lake will cancel the Meeting and will not implement the Articles Extension if, on or before June 16, 2026, it is able to complete the Business Combination. Mountain Lake intends to hold the Meeting to approve the Articles Extension Proposal by adopting the Articles Extension only if it has determined as of the time of the Meeting that it may not be able to complete the Business Combination on or before June 16, 2026.
In connection with the Articles Extension Proposal, holders (“Public Shareholders”) of the Company’s Class A ordinary shares (“Public Shares”) that were sold in our initial public offering (the “IPO”) may elect to redeem their Public Shares (the “Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”) established in connection with the IPO, including interest not previously released to the Company to pay taxes, divided by the number of then outstanding Public Shares, regardless of whether or how such Public Shareholders vote on the proposals at the Meeting. However, redemption payments for Elections in connection with this Meeting will only be made if the Articles Extension Proposal receives the requisite shareholder approvals and we determine to implement the Articles Extension.
If the Company does not consummate a business combination by the Articles Extension Date, the Company shall, subject to the redemption of Public Shares and the approval of the remaining shareholders and directors, be liquidated and dissolved as promptly as reasonably possible.

The Board has fixed the close of business on May 19, 2026 as the record date for the Meeting and only holders of shares in the capital of the Company of record at that time will be entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.
Enclosed is the proxy statement containing detailed information concerning the Articles Extension Proposal, the Adjournment Proposal and the Meeting. Whether or not you plan to attend the Meeting, we urge you to read this material carefully and vote your shares.
By Order of the Board of Directors
Sincerely,
/s/ Paul Grinberg

Paul Grinberg
Chief Executive Officer and Chairman of the Board
Dated: [  ], 2026
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO PARTICIPATE IN THE MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE PROPOSALS INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA OR SUBMIT YOUR PROXY THROUGH THE INTERNET AS PROMPTLY AS POSSIBLE.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: THIS NOTICE OF EXTRAORDINARY MEETING OF SHAREHOLDERS AND PROXY STATEMENT TO THE SHAREHOLDERS WILL BE AVAILABLE AT [   ]. WE ARE FIRST MAILING THESE MATERIALS TO OUR SHAREHOLDERS ON OR ABOUT [   ], 2026.

MOUNTAIN LAKE ACQUISITION CORP.
930 Tahoe Blvd
STE 802 PMB 45
INCLINE VILLAGE, NV 89451

i

MOUNTAIN LAKE ACQUISITION CORP.
PROXY STATEMENT
FOR AN EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF THE COMPANY
To be held at [10 a.m.] Eastern Time on June [  ], 2026
The information provided in the Questions and Answers below are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.
QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
Why am I receiving this proxy statement?
This proxy statement of Mountain Lake Acquisition Corp. (the “Company,” “Mountain Lake”, “we”, or “us”) and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our board of directors (the “Board”) for use at an extraordinary general meeting of shareholders of the Company (the “Meeting”), or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Meeting.
We are a blank check company incorporated on June 14, 2024 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (our “initial business combination”). Our sponsor is Mountain Lake Acquisition Sponsor LLC, a Delaware limited liability company, which we refer to herein as our “Sponsor.”
On December 16, 2024, we consummated our initial public offering (the “IPO”) from which we derived gross proceeds of $230 million. These funds as well as a portion of the $8,050,000 in proceeds from the sale of private placement units at the time of the IPO were placed in a trust account administered by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”), such that the trust account held an aggregate of $230,000,000, or $[ ] per public unit, as of December 16, 2024.
Like most blank check companies’ governing documents, our amended and restated articles of association and the amendments thereto (the “Existing Articles”) provide for the return of the IPO proceeds held in trust to the holders of publicly-held Class A ordinary shares (“Public Shares”) if there is no qualifying business combination consummated on or before a certain date. In our case, such certain date is June 16, 2026 (i.e., upon the expiration of the 18-month period following the consummation of the IPO, which period we refer to as the “business combination period”).
On October 1, 2025, we entered into a Business Combination Agreement, as amended on January 13, 2026 (the “Business Combination Agreement”) with Avalanche Treasury Corporation, a Delaware corporation (“Pubco”), Avalanche SPAC Merger Sub LLC, a Delaware limited liability company (“SPAC Merger Sub”), Avalanche Company Merger Sub LLC, a Delaware limited liability company (“Company Merger Sub”), Avalanche Treasury Company LLC, a Delaware limited liability company (the “Avalanche Company”), and Dragonfly Digital Management, LLC, a Delaware limited liability company (“Seller”). For more information about the business combination with Pubco (the “Business Combination”), see the Registration Statement on Form S-4, 2026 (File No. 333-294684), as amended, which was initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 27, 2026 and was declared effective by the SEC on May 14, 2026 (the “Registration Statement”).
The Company will hold a separate general meeting of its shareholders on June 4, 2026 to approve the Business Combination (the “Business Combination Meeting”). The closing of the Business Combination is subject to the fulfillment of various closing conditions, including but not limited to shareholder approval of the Business Combination and applicable exchange listing approvals. If the shareholders of the Company approve the Business Combination at the Business Combination Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before June 16, 2026, then the

Company intends to use its best efforts to complete the Business Combination on or before June 16, 2026. The Company will cancel the Meeting and will not implement the Articles Extension if it is able to complete the Business Combination prior to the Meeting. The Company intends to hold the Meeting to approve all above mentioned proposals, including the Articles Extension Proposal, and file the proposed amendment to its Existing Articles only if it has determined that it will not be able to complete the Business Combination on or before June 16, 2026. If the Company does not implement the Articles Extension, it will not redeem any Public Shares submitted for redemption solely in connection with the Meeting (but, upon the closing of the Business Combination, it will redeem all Public Shares submitted for redemption in connection with the Business Combination Meeting).
If the Articles Extension Proposal is approved and implemented, the Company intends to complete the Business Combination as soon as possible and in any event on or before the Articles Extension Date. The Board will have the discretion to liquidate the Trust Account to redeem all Public Shares on a specified date following the adoption of the Articles Extension at any time before or after June 16, 2026, and prior to the end of the three months. Notwithstanding shareholder approval of the Articles Extension, our Board will retain the right to abandon and not implement the Articles Extension at any time before the implementation thereof without any further action by our shareholders.
This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board for use at the Meeting. Supplemental materials and/or updates to the information contained in this Proxy Statement, if any, shall be announced by public filings with the SEC and/or or further press releases in advance of the Meeting (including by way of supplemental proxy).
At the Meeting, you will be asked to vote on a proposal to extend the date by which the Company must consummate an initial business combination from June 16, 2026 to September 16, 2026 (or such earlier date as determined by the Board) by amending the Existing Articles. Our Board believes that it is in the best interests of the shareholders to continue our existence up to [        ], 2026 in order to allow us more time to complete the Business Combination. Therefore, the Board is submitting the proposals described in this proxy statement for the shareholders to vote upon.
You are not being asked to vote on the Business Combination at the Meeting. The vote by the Company shareholders on the Business Combination will occur at the separate Business Combination Meeting of the Company shareholders and the solicitation of proxies from the Company shareholders in connection with such separate Business Combination Meeting, and the related right of the Company shareholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Articles Extension Proposal), is the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Articles Extension is approved at the Meeting, you should elect to “redeem” your Public Shares in connection with the Meeting.
If the Business Combination is approved at the Business Combination Meeting and all conditions to the Business Combination are satisfied or waived on or before June 16, 2026, then Mountain Lake intends to use its best efforts to complete the Business Combination on or before June 16, 2026. Mountain Lake will cancel the Meeting and will not implement the Articles Extension if, on or before June 16, 2026, it is able to complete the Business Combination. Mountain Lake intends to hold the Meeting to approve the Articles Extension Proposal by adopting the Articles Extension only if it has determined as of the time of the Meeting that it may not be able to complete the Business Combination on or before June 16, 2026.
If the Articles Extension is implemented and you do not make the Election to redeem all of your Public Shares in connection with the Articles Extension (other than any shares properly tendered for redemption in connection with the Business Combination and not subsequently reversed, unless you have instructed our transfer agent to redeem such shares in connection with the Extension), you will retain the right to (i) vote on an initial business combination when it is submitted to our public shareholders, provided the Business Combination is not consummated and you are a shareholder on the record date for a meeting to consider such other initial business combination, and (ii) redeem your Public Shares for a pro rata portion of the trust account in the event such other initial business combination is approved and completed, certain amendments to the Articles are approved or we have not consummated an initial business combination by the Articles Extension Date.
This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Meeting.

What is being voted on?
You are being asked to vote on the following proposals:
(1)
Proposal No. 1 — A proposal to amend, by way of special resolution, the Existing Articles, in the form set forth in Annex A to the Proxy Statement, which amendment (the “Articles Extension”) reflects the extension of the period within which the Company must consummate a business combination for three months until September 16, 2026 (i.e. within 21 months from the consummation of the Company’s initial public offering), or such earlier date (the “Articles Extension Date”) (such proposal, the “Articles Extension Proposal”); and

(2)
Proposal No. 2 — A proposal to approve, by way of ordinary resolution, the Meeting be adjourned to a later date or dates, if necessary or desirable, at the determination of the Company’s Board (the “Adjournment Proposal”).

Why is the Company proposing the Articles Extension Proposal?
The primary purpose of the Articles Extension Proposal is to provide us with additional time to complete our initial business combination. While the Company is using its best efforts to complete the Business Combination as soon as practicable, the Board believes that there will not be sufficient time before June 16, 2026 to complete the Business Combination. Without the Articles Extension, we believe that we may not be able to complete the Business Combination on or before June 16, 2026. If that were to occur, the Company would be precluded from completing the Business Combination or another initial business combination, and the Company would be forced to liquidate. Therefore, the Company’s Existing Articles provide that the Company has until June 16, 2026 to complete our initial business combination. If the Articles Extension Proposal is approved, the business combination period will be extended to the Articles Extension Date.
The Board has determined that it is in the best interests of the Company to seek the Articles Extension and have the Company’s shareholders approve the Articles Extension Proposal to allow for additional time to consummate a business combination. Without the Articles Extension, the Company believes that the Company may not be able to complete the Business Combination with on or before June 16, 2026. If that were to occur, the Company would be precluded from completing the business combination and would be forced to liquidate.
You are not being asked to vote on the Business Combination at the Meeting. The vote by the Company shareholders on the Business Combination will occur at the separate Business Combination Meeting of the Company shareholders and the solicitation of proxies from the Company shareholders in connection with such separate Business Combination Meeting, and the related right of the Company shareholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Articles Extension Proposal), is the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Articles Extension is approved at the Meeting, you should elect to “redeem” your Public Shares in connection with the Meeting.
If the Business Combination is approved at the Business Combination Meeting and all conditions to the Business Combination are satisfied or waived on or before June 16, 2026, then Mountain Lake intends to use its best efforts to complete the Business Combination on or before June 16, 2026. Mountain Lake will cancel the Meeting and will not implement the Articles Extension if, on or before June 16, 2026, it is able to complete the Business Combination. Mountain Lake intends to hold the Meeting to approve the Articles Extension Proposal by adopting the Articles Extension only if it has determined as of the time of the Meeting that it may not be able to complete the Business Combination on or before June 16, 2026.
Why should I vote “FOR” the Articles Extension Proposal?
Our Board believes shareholders will benefit from the Company consummating an initial business combination and is proposing the Articles Extension to extend the date by which the Company may complete an initial business combination. Your vote in favor of the Articles Extension Proposal is required for the Company to implement the Articles Extension.

The Company’s Existing Articles provide that if the Company’s shareholders approve an amendment to the Company’s Existing Articles that would modify the substance or timing of the Company’s obligation to redeem Public Shares if the Company does not complete its initial business combination before June 16, 2026, the Company will provide holders of its Public Shares (“Public Shareholders”) with the opportunity to redeem, subject to the redemption limitation as described in the Company’s Existing Articles, all or a portion of their Public Shares upon such approval (an election for such a redemption, an “Election”) at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares. This Articles provision was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination during the business combination period. If you do not elect to redeem your Public Shares, you will retain the right to redeem your Public Shares in connection with an initial business combination.
If the Company does not consummate a business combination by the Articles Extension Date, the Company shall, subject to the redemption of Public Shares and the approval of the remaining shareholders and directors, be liquidated and dissolved as promptly as reasonably possible.
Our Board recommends that you vote in favor of the Articles Extension Proposal but expresses no opinion as to whether you should redeem your Public Shares. Public Shareholders may elect to redeem their Public Shares regardless of whether or how they vote on the proposals at the Meeting; however, redemption payments for Elections in connection with this Meeting will only be made if the Articles Extension Proposal receives the requisite shareholder approval and we determine to implement the Articles Extension.
Why should I vote “FOR” the Adjournment Proposal?
If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposal.
How do the Company insiders intend to vote their shares?
All of the Company’s directors and their respective affiliates are expected to vote all shares over which they have voting control in favor of all proposals being presented at the Meeting. The Sponsor and the Company’s directors and officers have indicated that they intend to vote their shares in favor of all the proposals being presented at the Meeting. As of the Record Date the Sponsor and the Company’s directors and officers and their affiliates held 495,000 Class A ordinary shares and 7,137,500 Class B ordinary share, which constitute approximately [ ]% of the Company’s issued and outstanding ordinary shares. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase ordinary shares in the open market or in privately negotiated transactions in connection with the shareholder vote on the Articles Extension.
[In addition, the Sponsor and/or our Company may enter into arrangements with a limited number of shareholders pursuant to which such Public Shareholders would agree not to redeem the Public Shares beneficially owned by them in connection with the Articles Extension Proposal. The Sponsor and/or our Company may provide such Public Shareholders either our securities or membership interests in the Sponsor pursuant to such arrangements.]
Does the Board recommend voting for the approval of the proposals?
Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the proposals are in the best interests of the Company and its shareholders. The Board unanimously recommends that shareholders vote “FOR” the proposals.
What vote is required to adopt the Articles Extension Proposal and the Adjournment Proposal?
Approval of the Articles Extension Proposal will require a special resolution as a matter of Cayman Islands law, being a resolution passed by a majority of at least two-thirds of the Company’s shareholders who, being present in person or represented by proxy and entitled to vote at the Meeting, vote at the Meeting.

The Adjournment Proposal, if presented, require an ordinary resolution as a matter of Cayman Islands law, being a resolution passed by a majority of the Company’s shareholders who, being present in person or represented by proxy and entitled to vote at the Meeting, vote at the Meeting.
What happens if I sell my ordinary shares or units of the Company before the Meeting?
The Record Date is earlier than the date of the Meeting. If you transfer your Public Shares after the Record Date but before the Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Meeting. If you transfer your Public Shares prior to the Record Date, you will have no right to vote those shares at the Meeting.
Will the Company seek any further extensions to liquidate the Trust Account?
Other than the Articles Extension Proposal, until the expiration of the Articles Extension as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate an initial business combination.
What happens if the Articles Extension Proposal is not approved?
If the Articles Extension Proposal is not approved, and we do not consummate the initial business combination by June 16, 2026, we will be required to liquidate and dissolve our Trust Account by returning the then-remaining funds in such account to the Public Shareholders.
The Sponsor and directors have waived their rights to participate in any liquidation distribution with respect to the founder shares, if any. There will be no distribution from the Trust Account with respect to the Company’s public rights or private rights, which will expire worthless in the event we wind up.
Additionally, redemption payments for Elections in connection with this Meeting will only be made if the Articles Extension Proposal receives the requisite shareholder approval and we determine to implement the Articles Extension.
If the Articles Extension Proposal is approved, what happens next?
Subject to the approval of the Articles Extension Proposal by a special resolution being a resolution passed by a majority of at least two-thirds of the Company’s shareholders who, being present in person or represented by proxy and entitled to vote at the Meeting, vote at the Meeting, the Articles Extension in the form of Annex A hereto will be adopted and the Company will file the same with the with the Registrar of Companies of the Cayman Islands. The Company will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and its units, Public Shares and public rights will remain publicly traded. Unless and until the Board determines to wind up the operations of the Company, the Company will continue to work to consummate the Business Combination with Pubco prior to the expiration of the Articles Extension.
Notwithstanding shareholder approval of the Articles Extension Proposal, our Board will retain the right to abandon and not implement either the Articles Extension at any time without any further action by our shareholders.
Would I still be able to exercise my redemption rights if I vote against the Articles Extension Proposal?
Yes, assuming you are a shareholder as of the Record Date and continue to hold your shares at the time of your Election (and subsequent redemption payment). However, redemption payments for Elections in connection with this Meeting will only be made if the Articles Extension Proposal receives the requisite shareholder approvals and we determine to implement the Articles Extension. If you do not redeem your publicly held Class A ordinary shares, which we refer to as Public Shares, in connection with the Meeting, you will retain your right to redeem your Public Shares upon consummation of an initial business combination, subject to any limitations set forth in the Articles.

Am I able to exercise my redemption rights or withdraw my redemption request that submitted previously in connection with the Business Combination Meeting?
The Meeting relating to the Articles Extension Proposal does not affect your right to elect to redeem your Public Shares in connection with the Business Combination Meeting, subject to any limitations set forth in the Company’s Existing Articles (including the requirement to submit any request for redemption in connection with the Business Combination on or before the date that is two business days before the Business Combination Meeting). Any demand for redemption in connection with Business Combination Meeting, once made, may be withdrawn with Mountain Lake’s consent, until the consummation of the Business Combination, or such other date as determined by the Mountain Lake Board. If you delivered your shares for redemption to Mountain Lake’s transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that Mountain Lake’s transfer agent return the shares (physically or electronically).
Any written demand of redemption rights must specify whether the redemption or withdrawal of the redemption is being made in connection with the Articles Extension or the Business Combination. Otherwise, if the Meeting is abandoned, your redemption request will not automatically apply to the Business Combination Meeting, and you will need to submit a separate written demand to affirmatively exercise your redemption rights or withdrawal of the redemption in connection with the Business Combination Meeting.
You are not being asked to vote on the Business Combination at the Meeting. The vote by the Company shareholders on the Business Combination will occur at the separate Business Combination Meeting of the Company shareholders and the solicitation of proxies from the Company shareholders in connection with such separate Business Combination Meeting, and the related right of the Company shareholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Articles Extension Proposal), is the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Articles Extension is approved at the Meeting, you should elect to “redeem” your Public Shares in connection with the Meeting.
If the Business Combination is approved at the Business Combination Meeting and all conditions to the Business Combination are satisfied or waived on or before June 16, 2026, then Mountain Lake intends to use its best efforts to complete the Business Combination on or before June 16, 2026. Mountain Lake will cancel the Meeting and will not implement the Articles Extension if, on or before June 16, 2026, it is able to complete the Business Combination. Mountain Lake intends to hold the Meeting to approve the Articles Extension Proposal by adopting the Articles Extension only if it has determined as of the time of the Meeting that it may not be able to complete the Business Combination on or before June 16, 2026.
When and where is the Meeting?
The Company will be holding the Meeting at the offices of [Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, New York, New York 10105], at [10 a.m.] Eastern Time June [  ], 2026 or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed. You can only attend the Meeting in person.
How do I vote?
If you are a holder of record of Company ordinary shares, you may vote in person or virtually at the Meeting or by submitting a proxy for the Meeting. Whether or not you plan to attend the Meeting in person or not, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by (i) completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope or (ii) voting online at [      ]. You may still attend the Meeting and vote in person if you have already voted by proxy.
If your Company ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not vote your shares in person or virtually at the Meeting unless you first submit a legal proxy to Continental.

How do I change my vote?
If you are a registered holder of Company ordinary shares on the Record Date, you can revoke your proxy at any time before the Meeting by (i) delivering a later-dated, signed proxy card prior to the date of the Meeting, (ii) granting a subsequent proxy online or (iii) voting in person or virtually at the Meeting. Attendance at the Meeting alone will not change your vote.
If your Company ordinary shares are held in “street name” by a broker or other agent and you wish to revoke your proxy, you should follow the instructions provided by your broker or agent.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each proposal. Approval of the Articles Extension Proposal require a special resolution as a matter of Cayman Islands law, being a resolution passed by a majority of at least two-thirds of the Company’s shareholders who, being present in person or represented by proxy and entitled to vote at the Meeting, vote at the Meeting. The Adjournment Proposal, if presented, requires an ordinary resolution as a matter of Cayman Islands law, being a resolution passed by a majority of the Company’s shareholders who, being present in person or represented by proxy and entitled to vote at the Meeting, vote at the Meeting.
If you do not vote, your action will have no effect on the Articles Extension Proposal or the Adjournment Proposal. Likewise, abstentions, broker non-votes and withheld votes (as applicable) will have no effect on the Articles Extension Proposal or the Adjournment Proposal.
If my shares are held in “street name,” will my broker automatically vote them for me?
Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. Under the applicable rules, “non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, reverse stock splits, shareholder proposals, elections of directors (even if not contested), and executive compensation, including advisory shareholder votes on executive compensation and on the frequency of shareholder votes on executive compensation. The Articles Extension Proposal and the Adjournment Proposal are considered to be “non-routine,” and brokers, banks or other nominees will not have discretionary voting power with respect to such proposals. Thus, your broker can vote your shares with respect to such “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares, and your broker can tell you how to provide these instructions.
What is a quorum requirement?
A quorum of shareholders is necessary to hold a valid meeting. The holders of one-third of the then issued and outstanding ordinary shares of the of the Company being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the Meeting. Abstentions and broker non-votes will have no effect on the outcome of any of the proposals. If there is no quorum within half an hour from the time appointed for the Meeting, the Meeting will stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as our Board may determine. If at the adjourned meeting a quorum is not present within half an hour from the time appointed for the Meeting to commence, the shareholders present shall be a quorum.
Who can vote at the Meeting?
Only registered holders of the Company’s ordinary shares at the close of business on May 19, 2026 are entitled to have their vote counted at the Meeting and any adjournments or postponements thereof. As of

May 19, 2026, 23,805,000 Class A ordinary shares , par value $0.0001 per share (the “Class A ordinary shares”) and 7,187,500 Class B ordinary shares, par value $0.0001 per share (the “Class B ordinary shares,” collectively, the “ordinary shares”) were outstanding and entitled to vote. See above in “How do I vote?” for information on how to vote.
What interests do the Company’s directors and executive officers have in the approval of the proposals?
The Company’s directors and executive officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. See “The Meeting — Interests of Our Sponsor, Directors and Officers.”
What happens to the Company’s rights if the Articles Extension Proposal is not approved?
If the Articles Extension Proposal is not approved and we do not consummate a business combination by June 16, 2026, we will be required to liquidate and dissolve our Trust Account by returning the then-remaining funds in such account to the Public Shareholders. In that case, the public rights as well as the private rights will be worthless.
What happens to the Company’s rights if the Articles Extension Proposal is approved?
If the Articles Extension Proposal is approved, the Company will be able to continue its efforts to consummate its business combination with Pubco until the expiration of the Articles Extension and will retain the blank check company restrictions previously applicable to it, and the public rights and private placement units will remain outstanding in accordance with their terms.
How do I redeem my Public Shares?
If the Articles Extension is implemented, each Public Shareholder may redeem all or a portion of his or her Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares.
To demand redemption, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the Continental, the Company’s transfer agent (the “transfer agent”) and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern Time on June [ ], 2026. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Articles Extension and Election.
Pursuant to our Existing Articles, a Public Shareholder may request that the Company redeem all or a portion of such Public Shareholder’s Public Shares for cash if the Articles Extension Proposal is approved. You will be entitled to receive cash for any Public Shares to be redeemed only if you:
(i) hold Public Shares or hold Public Shares as part of units and you elect to separate your units into the underlying Public Shares and public rights prior to exercising your redemption rights with respect to the Public Shares; and
(ii) prior to 5:00 p.m., Eastern Time, on June [ ], 2026, (a) submit a written request to the transfer agent at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team), that the Company redeem your Public Shares for cash and (b) deliver your Public Shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).
If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying Public Shares and public rights, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public Shareholders may elect to redeem all or a portion of their Public Shares even if they vote for the Articles Extension Proposal.

If the Articles Extension is implemented and you do not make the Election to redeem all of your Public Shares in connection with the Articles Extension (other than any shares properly tendered for redemption in connection with the Business Combination and not subsequently reversed, unless you have instructed our transfer agent to redeem such shares in connection with the Extension), you will retain the right to (i) vote on an initial business combination when it is submitted to our public shareholders, provided the Business Combination is not consummated and you are a shareholder on the record date for a meeting to consider such other initial business combination, and (ii) redeem your Public Shares for a pro rata portion of the trust account in the event such other initial business combination is approved and completed, certain amendments to the Articles are approved or we have not consummated an initial business combination by the Articles Extension Date.
If you submitted Public Shares for redemption in connection with the Business Combination Meeting and you want to ensure such Public Shares are redeemed in the event either the Business Combination is consummated or the Articles Extension is implemented, you must (or must direct your bank, broker or other nominee to) instruct our transfer agent to redeem such Public Shares in connection with the Articles Extension no later than the redemption deadline for the Meeting. However, there is no assurance that we will hold the Meeting and implement the Articles Extension. If we do not hold the Meeting or do not implement the Articles Extension, any such Public Shares that have been submitted for redemption in connection with the Business Combination Meeting and also instructed to be redeemed in connection with the Meeting will be automatically subject to redemption in connection with the consummation of the Business Combination, unless you withdraw such redemption request. However, if you only elect to redeem your Public Shares in connection with this Meeting (and you did not previously submit such shares for redemption in connection with the Business Combination Meeting), your Public Shares will not be redeemed if we do not hold the Meeting or implement the Articles Extension.
Holders of units must elect to separate the underlying Public Shares and public rights prior to exercising redemption rights with respect to the Public Shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying Public Shares and public rights, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so.
Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical share certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Share certificates that have not been tendered or delivered in accordance with these procedures prior to the vote on the Articles Extension Proposal will not be redeemed for cash held in the Trust Account.
Any demand for redemption, once made, may be withdrawn at any time until the Meeting and, thereafter, with our consent. If a holder of Public Shares delivers the certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically).
In the event that a Public Shareholder tenders its shares and decides prior to the deadline for exercising redemption requests that it does not want to redeem its shares, the shareholder may withdraw the tender. Requests to withdraw a demand for redemption after the deadline for exercising redemption requests can only be completed if we consent. If you delivered your share certificates (if applicable) for redemption to our transfer agent and decide prior to the deadline for exercising redemption requests (or thereafter with our consent) not to redeem your shares, you may request that our transfer agent return the share certificates or restore the book entry shares registered in your name. You may make such request by contacting our transfer agent at the address listed above. In the event that a Public Shareholder tenders shares and the Articles Extension Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Articles Extension Proposal will not be approved. The Company anticipates that a Public Shareholder who tenders shares for redemption in connection with the vote to approve the Articles Extension Proposal would receive payment of the redemption price for such shares soon after the implementation of the Articles Extension. The transfer agent will hold the share certificates of Public Shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.
If I am a unit holder, can I exercise redemption rights with respect to my units?
No. Holders of outstanding units must separate the units into underlying Public Shares and public rights prior to exercising redemption rights with respect to the Public Shares.
If you hold units registered in your own name, you must deliver the certificate (physically or electronically) for such units to Continental, our transfer agent, with written instructions to separate such units into Public Shares and public rights. This must be completed far enough in advance to permit the delivery of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the units into Public Shares and public rights. See “How do I redeem my Public Shares?” above.
What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.
Who is paying for this proxy solicitation?
The Company will pay for the entire cost of soliciting proxies. The Company has engaged Sodali & Co (“Sodali”) to assist in the solicitation of proxies for the Meeting. The Company has agreed to pay Sodali’s customary fees, plus disbursements, and indemnify Sodali against certain damages, expenses, liabilities or claims relating to its services as the Company’s proxy solicitor. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a business combination if the Articles Extension is approved, we do not expect such payments to have a material effect on our ability to consummate a business combination.
Where do I find the voting results of the Meeting?
We will announce preliminary voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which the Company is required to file with the SEC within four (4) business days following the Meeting.

Who can help answer my questions?
If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact the Company’s proxy solicitor at:
Sodali & Co
430 Park Avenue, 14th Floor
New York, NY 10022
Telephone: (800) 662-5200
Bank and Brokers can call at (203) 658-9400
Email: MLAC. info@investor.sodali.com
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Some statements contained in this proxy statement are forward-looking in nature. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, for example, statements about:
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our ability to complete our initial business combination, including the business combination with Pubco;

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our expectations around the performance of the prospective target business or businesses, such as Pubco;

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our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

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our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination, as a result of which they would then receive expense reimbursements;

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the potential incentive to consummate an initial business combination with an acquisition target that subsequently declines in value or is unprofitable for public investors due to the low initial price for the founder shares paid by our Sponsor and initial shareholders;

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our potential ability to obtain additional financing to complete our initial business combination;

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the ability of our officers and directors to generate a number of additional potential acquisition opportunities;

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our pool of prospective target businesses;

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our public securities’ potential liquidity and trading and our ability to maintain the listing of our securities on Nasdaq;

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the lack of a market for our securities;

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the use of proceeds not held in the Trust Account or available to us from interest income on the Trust Account balance;

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the Trust Account not being subject to claims of third parties; or

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our financial performance; or

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the other risks and uncertainties discussed in “Risk Factors” below.

Additionally, the SEC adopted new rules and regulations for special purpose acquisition companies (“SPACs”) on January 24, 2024, which became effective on July 1, 2024 (the “2024 SPAC Rules”), that will affect SPAC business combination transactions. The 2024 SPAC Rules require, among other matters, (i) additional disclosures relating to SPAC sponsors and related persons; (ii) additional disclosures relating to SPAC Business Combination transactions; (iii) additional disclosures relating to dilution and to conflicts of interest involving sponsors and their affiliates in both SPAC initial public offerings and Business Combination transactions; (iv) additional disclosures regarding projections included in SEC filings in connection with proposed Business Combination transactions; and (v) the requirement that both the SPAC and its target company be co-registrants for Business Combination registration statements. In addition, the SEC’s adopting release provided guidance describing circumstances in which a SPAC could become subject to regulation under the Investment Company Act, including its duration, asset composition, business purpose, and the activities of the SPAC and its management team in furtherance of such goals. The 2024 SPAC Rules may materially affect our ability to complete our initial Business Combination and may increase the costs and time related thereto.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in “Risk Factors” below. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

RISK FACTORS
An investment in our securities involves a high degree of risk. You should consider carefully all of the risks described below, together with the other factors discussed under (i) “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 Annual Report”), (ii) Registration Statement, and (iii) the factors described in other reports we file with the SEC. If any of the risk factors occurs, our business, financial condition and operating results may be materially adversely affected. In any such case, the trading price of our securities could decline and you may lose all or part of your original investment.
We may not be able to complete an business combination by the expiration of the Articles Extension, even if the Articles Extension Proposal is approved by our shareholders, in which case, to the extent we do not obtain any further extension, we would cease all operations except for the purpose of winding up and we would redeem our Public Shares and liquidate and dissolve.
We may not be able to complete an business combination by the expiration of the Articles Extension, even if the Articles Extension Proposal is approved by our shareholders. Our ability to complete an initial business combination may be negatively impacted by general market conditions, volatility in the capital and debt markets and the other risks described herein, in our 2025 Annual Report, and in other reports that we file with the SEC. If we have not completed our initial business combination prior to the Articles Extension Date (assuming that it is approved pursuant to the Articles Extension Proposal), and we do not seek any further extension, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account and not previously released to the Company (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Island law to provide for claims of creditors and the requirements of other applicable law. Additionally, there will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event of our winding up.
Additionally, we are required to offer shareholders the opportunity to redeem shares in connection with the Articles Extension Proposal and, if needed, any additional extensions, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial business combination. Even if the Articles Extension Proposal is approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Articles Extension and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.
Additional extensions beyond the Articles Extension may be required, which may subject us and our shareholders to additional risks and contingencies that would make it more challenging for us to complete an initial business combination.
There can be no assurance that we will be successful in listing Pubco’s securities on Nasdaq. If Nasdaq does not approve the listing of Pubco’s securities, the Business Combination may not occur, or may occur on different terms, Pubco may either remain a private company or may trade on the over-the-counter markets instead of Nasdaq, and Pubco may not be able to meet its anticipated financing needs in the near future.
We have applied to have Pubco’s securities listed on Nasdaq under the symbol “AVAT,” which listing is a condition to the consummation of the Business Combination. No assurance can be given that our application will be approved and Pubco’s securities will ever be listed on Nasdaq. If Pubco’s listing application is not approved by Nasdaq, we may not be able to consummate the Business Combination on the terms contemplated. If the parties agree, Pubco may instead be quoted in the over-the-counter markets instead of Nasdaq. Failure to have Pubco’s securities listed on Nasdaq may adversely affect the acceptance of our ordinary shares as currency or the value accorded by other parties. It would make it more difficult for our shareholders to dispose of our ordinary shares and more difficult to obtain accurate price quotations on our ordinary shares. Our ability to issue additional securities for financing or other purposes, or otherwise to arrange for any financing we may need in the future, may also be materially and adversely affected if our ordinary shares are not traded on a national securities exchange.
In addition, if Pubco’s listing application is not approved by Nasdaq, this could be detrimental to the long-term interests of Pubco’s current and potential investors, Pubco’s capital raising strategy going forward, and Pubco’s relationship with certain strategic investors for whom liquidity has been a condition to their investment. There can be no assurance that Pubco’s existing cash will be sufficient to meet its anticipated cash needs for the next twelve months. If we are unable to raise additional funds through equity or debt financings when needed, Pubco may be required to delay, limit, reduce or terminate its product development or future commercialization efforts that it would otherwise prefer to develop and market itself. Pubco’s ability to continue to support its business growth and to respond to business challenges could be significantly limited, or it may even have to cease its operations.
Our Sponsor, certain members of our Board and our officers have interests in the proposals that may conflict with those of other shareholders in recommending that shareholders vote in favor of approval of the proposals in this proxy statement.
Our Sponsor, certain members of our Board and our officers have interests in the proposals that may conflict with those of other shareholders in recommending that shareholders vote in favor of approval of the proposals. These interests include, among other things, founder shares will be worthless (as the holders of founder shares have waived liquidation rights with respect to such shares), as will the private rights, if the Articles Extension Proposal is not approved, and we do not consummate an initial business combination within the applicable time limits outlined in the Existing Articles.
These interests may influence our directors in making their recommendation that you vote in favor of the approval of the proposals described in this proxy statement. You should take these interests into account in deciding whether to vote in favor of such proposals. You should also read the section entitled “The Meeting — Interests of our Sponsor, Directors and Officers.”
Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, including our ability to negotiate and complete our initial business combination, and results of operations.
We are subject to laws and regulations enacted by national, regional and local governments. In particular, we are required to comply with certain SEC and other legal requirements and numerous complex tax laws. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete our initial business combination, and results of operations.
If our initial business combination involves a company organized in the United States, it is possible that a 1% U.S. federal excise tax will be imposed on us in connection with redemptions of our ordinary shares after or in connection with such initial business combination.
On August 16, 2022, the Inflation Reduction Act of 2022 became law in the United States, which, among other things, imposes a 1% excise tax (the “Excise Tax”) on the fair market value of certain repurchases (including certain redemptions) of stock by publicly traded domestic (i.e., United States) corporations (and certain non-U.S. corporations treated as “surrogate foreign corporations”). The Excise Tax applies to stock repurchases occurring in 2023 and beyond. The amount of the Excise Tax is generally 1% of the fair market value of the shares of stock repurchased at the time of the repurchase. The U.S. Department of the Treasury (the “Treasury Department”) has issued final regulations providing guidance with respect to the Excise Tax. Under the regulations, liquidating distributions made by publicly traded domestic corporations are exempt from the Excise Tax. In addition, any redemptions that occur in the same taxable year as a liquidation is completed will also be exempt from such tax.
As an entity incorporated as a Cayman Islands exempted company, the Excise Tax is not expected to apply to redemptions of our Class A ordinary shares (absent any additional regulations and other additional guidance that may be issued in the future with retroactive effect).
However, in connection with an initial business combination involving a company organized under the laws of the United States, it is possible that we domesticate and continue as a Delaware corporation prior to certain redemptions and it is possible that we will be subject to the Excise Tax with respect to any subsequent redemptions, including redemptions in connection with the initial business combination, that are treated as repurchases for this purpose (other than, pursuant to the regulations, redemptions in complete liquidation of the company). In all cases, the extent of the Excise Tax that may be incurred will depend on a number of factors, including the fair market value of our stock redeemed, the extent such redemptions could be treated as dividends and not repurchases, and the content of any additional regulations and other additional guidance from the Treasury Department that may be issued and applicable to the redemptions. Issuances of stock by a repurchasing corporation in a year in which such corporation repurchases stock may reduce the amount of Excise Tax imposed with respect to such repurchase. The Excise Tax is imposed on the repurchasing corporation itself, not the shareholders from which stock is repurchased. The imposition of the Excise Tax as a result of redemptions in connection with the initial business combination could, however, reduce the amount of cash available to pay redemptions or reduce the cash contribution to the target business in connection with our initial business combination, which could cause the other shareholders of the combined company to economically bear the impact of such Excise Tax.

BACKGROUND
Introduction
We are a blank check company incorporated on June 14, 2024 as a Cayman Islands exempted company created for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, which we refer to throughout this annual report as our initial business combination, with one or more businesses or entities. We have generated no operating revenues to date and we do not expect that we will generate operating revenues until we consummate our initial business combination.
We completed our initial public offering on December 16, 2024 and the proceeds of our initial public offering are held in a trust account for the benefit of our public shareholders. We may use such amounts to help fund our initial business combination, subject to the right of our public shareholders to have their common shares of our company redeemed in connection with our initial business combination.
Following the execution of the Business Combination Agreement, we are no longer pursuing alternative initial business combination opportunities. Prior to entering into the Business Combination Agreement, we were permitted to evaluate potential targets across a broad range of industries and stages of development, with a particular focus on established businesses positioned for sustained growth and led by experienced management teams. Our management team leveraged its track record of identifying high-quality assets at disciplined valuations and supporting operational and financial improvements to evaluate potential opportunities. That process ultimately resulted in our entry into the Business Combination Agreement, which we believe aligns with our strategic objectives and the criteria we established at the outset of our search.
Company History
On December 16, 2024, we consummated our initial public offering of 23,000,000 units. Each unit consists of one share of Class A ordinary shares, and one right, with each right entitling the holder thereof to receive one-tenth of one Class A ordinary share upon the consummation of an initial business combination. The units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $230,000,000. Simultaneously with the closing of our initial public offering, the Company completed the private sale of an aggregate of 805,000 units to the Sponsor and BTIG at a purchase price of $10.00 per unit, generating gross proceeds to the Company of $8,050,000. On December 13, 2024, the underwriters partially exercised the over-allotment option to purchase an additional 2,000,000 Units.
As of December 16, 2024, a total of $231,150,000, comprised of $230,000,000 of the proceeds from our initial public offering (which amount includes $8,050,000 of the underwriters’ deferred discount) and $8,050,000 of the proceeds from the sale of the Private Units, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any Public Shares properly submitted in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association to modify the substance or timing of the Company’s obligation to redeem 100% of the Public Shares if the Company does not complete its initial business combination within 18 months from the closing of the initial public offering, subject to certain conditions as described in the Company’s amended and restated memorandum and articles of association, or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity and (iii) the redemption of the Public Shares if the Company is unable to complete an initial business combination within 18 months from the closing of the initial public offering, subject to certain conditions as described in the Company’s amended and restated memorandum and articles of association, subject to applicable law. If we seek shareholder approval for an extension, holders of Class A Ordinary Shares will be offered an opportunity to redeem their shares at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned thereon (which interest shall be net of taxes payable), divided by the number of then issued and outstanding Class A Ordinary Shares, subject to applicable law.

Business Combination
On October 1, 2025, we entered into the Business Combination Agreement with the Pubco, SPAC Merger Sub, Company Merger Sub, Avalanche Company, and the Seller.
On January 13, 2026, the Company entered into Amendment No. 1 to the Business Combination Agreement ( the “Business Combination Agreement Amendment”), effective as of October 1, 2025, which, among other things, added Astral Horizon, L.P. and certain Seller affiliates as parties to the agreement, modified the allocation and form of merger consideration, revised the parties making seller representations and warranties, and replaced Exhibit E to the Business Combination Agreement.
The Registration Statement relating to the Business Combination was declared effective on May 14, 2026. For more information about the Business Combination Agreement, the Business Combination Agreement Amendment and the proposed Business Combination, see the Registration Statement.
The Company intends to hold the Business Combination Meeting to approve the Business Combination on June 4, 2026. The closing of the Business Combination is subject to the fulfillment of various closing conditions, including but not limited to shareholder approval of the Business Combination and applicable exchange listing approvals. If the shareholders of the Company approve the Business Combination at the Business Combination Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before June 16, 2026, then the Company intends to use its best efforts to complete the Business Combination on or before June 16, 2026.
While the Company is using its best efforts to complete the Business Combination as soon as practicable, the Board believes that there will not be sufficient time before June 16, 2026 to complete the Business Combination. Without the Articles Extension, we believe that we may not be able to complete the Business Combination on or before June 16, 2026. If that were to occur, the Company would be precluded from completing the Business Combination or another initial business combination, and the Company would be forced to liquidate. Therefore, the Board has determined that it is in the best interests of the Company and its shareholders to extend the date by which the Company has to consummate an initial business combination to the Articles Extension Date in order for our shareholders to have the opportunity to participate in an investment in the combined company. In addition, the Board believes that it is advantageous for the Board to be able to determine, in its sole discretion, whether to liquidate and dissolve the Company at an earlier date.
Approval of the Articles Extension Proposal is a condition to the implementation of the Articles Extension. The Company will cancel the Meeting and will not implement the Articles Extension if it is able to complete the Business Combination prior to the Meeting. The Company intends to hold the Meeting to approve all above mentioned proposals, including the Articles Extension Proposal, and file the proposed amendment to its Existing Articles only if it has determined that it will not be able to complete the Business Combination on or before June 16, 2026. If the Company does not implement the Articles Extension, it will not redeem any Public Shares submitted for redemption solely in connection with the Meeting (but, upon the closing of the Business Combination, it will redeem all Public Shares submitted for redemption in connection with the Business Combination Meeting).
If the Articles Extension Proposal is approved and implemented, the Company intends to complete the Business Combination as soon as possible and in any event on or before the Articles Extension Date. The Board will have the discretion to liquidate the Trust Account to redeem all Public Shares on a specified date following the adoption of the Articles Extension at any time before or after June 16, 2026, and prior to the end of the three months. Notwithstanding shareholder approval of the Articles Extension, our Board will retain the right to abandon and not implement the Articles at any time before the implementation thereof without any further action by our shareholders.
The Meeting
The Board currently believes that there may not be sufficient time before June 16, 2026 to complete an initial business combination. Accordingly, the Board believes that in order to consummate an initial business, we may need to implement the Articles Extension.

Approximately $[ ], including proceeds from our IPO, the simultaneous sale of units in the private placement and interest income earned on such funds were held in the Trust Account as of [        ], 2026 (excluding an additional $[ ] plus accrued interest that will be deposited into the Trust Account by the Sponsor in connection with the Articles Extension). The Trust Account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of our initial business combination; (ii) the redemption of any Public Shares properly submitted in connection with a shareholder vote to amend our Existing Articles (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our Public Shares if we do not complete our initial business combination within the applicable time frame, subject to extension, or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; or (iii) absent an initial business combination within 42 months from the closing of the IPO, our return of the funds held in the Trust Account to our Public Shareholders as part of our redemption of the Public Shares.
Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of founder shares and rights that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “The Meeting — Interests of our Sponsor, Directors and Officers.”
You are not being asked to vote on the Business Combination at the Meeting. The vote by the Company shareholders on the Business Combination will occur at the separate Business Combination Meeting of the Company shareholders and the solicitation of proxies from the Company shareholders in connection with such separate Business Combination Meeting, and the related right of the Company shareholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Articles Extension Proposal), is the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Articles Extension is approved at the Meeting, you should elect to “redeem” your Public Shares in connection with the Meeting.
If the Business Combination is approved at the Business Combination Meeting and all conditions to the Business Combination are satisfied or waived on or before June 16, 2026, then Mountain Lake intends to use its best efforts to complete the Business Combination on or before June 16, 2026. Mountain Lake will cancel the Meeting and will not implement the Articles Extension if, on or before June 16, 2026, it is able to complete the Business Combination. Mountain Lake intends to hold the Meeting to approve the Articles Extension Proposal by adopting the Articles Extension only if it has determined as of the time of the Meeting that it may not be able to complete the Business Combination on or before June 16, 2026.

THE MEETING
Date, Time and Place of the Meeting
The enclosed proxy is solicited by the Board in connection with an extraordinary general meeting of shareholders to be held on June [ ], 2026 at [10 a.m.] Eastern Time at the offices of [Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, New York, New York 10105], or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed. You will be able to vote and submit your questions online before the Meeting by visiting [      ].
Purpose of the Meeting
At the Meeting, you will be asked to consider and vote upon the following matters:
1.
Proposal No. 1  — A proposal to amend, by way of special resolution, the Existing Articles, in the form set forth in Annex A to the Proxy Statement, the Articles Extension reflects the extension of the period within which the Company must consummate a business combination for three months until the Articles Extension Date as determined by Board; and

2.
Proposal No. 2   — A proposal to approve, by way of ordinary resolution, of the Meeting be adjourned to a later date or dates, if necessary or desirable, at the determination of the Company’s Board.

The Meeting has been called only to consider and vote on the approval of the Articles Extension Proposal and the Adjournment Proposal. Under the Articles, other than procedural matters incident to the conduct of the Meeting, no other matters may be considered at the Meeting if they are not included in this proxy statement, which serves as the notice of the Meeting.
You are not being asked to vote on the Business Combination at the Meeting. The vote by the Company shareholders on the Business Combination will occur at the separate Business Combination Meeting of the Company shareholders and the solicitation of proxies from the Company shareholders in connection with such separate Business Combination Meeting, and the related right of the Company shareholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Articles Extension Proposal), is the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Articles Extension is approved at the Meeting, you should elect to “redeem” your Public Shares in connection with the Meeting.
If the Business Combination is approved at the Business Combination Meeting and all conditions to the Business Combination are satisfied or waived on or before June 16, 2026, then Mountain Lake intends to use its best efforts to complete the Business Combination on or before June 16, 2026. Mountain Lake will cancel the Meeting and will not implement the Articles Extension if, on or before June 16, 2026, it is able to complete the Business Combination. Mountain Lake intends to hold the Meeting to approve the Articles Extension Proposal by adopting the Articles Extension only if it has determined as of the time of the Meeting that it may not be able to complete the Business Combination on or before June 16, 2026.
Public Shareholders may elect to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account in connection with the Articles Extension Proposal regardless of whether or how such Public Shareholders vote with respect to the Articles Extension Proposal. Additionally, redemption payments for Elections in connection with this Meeting will only be made if the Articles Extension Proposal receives the requisite shareholder approvals and we determine to implement the Articles Extension. If the Articles Extension Proposal is approved by the requisite vote of shareholders, the remaining Public Shareholders will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account when an initial business combination is submitted to the shareholders. Furthermore, if the Articles Extension Proposal is approved and the Articles Extension is implemented, then in accordance with the terms of Trust Agreement, as amended, the Trust Account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the passage of the Articles Extension Date.

Any demand for redemption, once made, may be withdrawn at any time until the Meeting and, thereafter, with Mountain Lake’s consent. If a holder of Public Shares delivers the certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically).
The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the redemption, and the amount remaining in the Trust Account may be significantly reduced from the approximate $[     ] that was in the Trust Account as of [       ], 2026 (excluding an additional $[      ] plus accrued interest that will be deposited into the Trust Account by the Sponsor in connection with the Articles Extension).
If the Articles Extension Proposal is not approved and we do not consummate an initial business combination by June 16, 2026, in accordance with our Existing Articles, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account and not previously released to the Company (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. The Company’s rights will expire worthless.
The approval of the Articles Extension Proposal require a special resolution as a matter of Cayman Islands law being a resolution passed by a majority of at least two-thirds of the Company’s shareholders who, being present in person or represented by proxy and entitled to vote at the Meeting, vote at the Meeting. Approval of the Adjournment Proposal, if presented, requires an ordinary resolution as a matter of Cayman Islands law, being a resolution passed by a majority of the Company’s shareholders who, being present in person or represented by proxy and entitled to vote at the Meeting, vote at the Meeting. Notwithstanding shareholder approval of the Articles Extension Proposal, our Board will retain the right to not implement the Articles Extension at any time before the implementation thereof without any further action by our shareholders.
Only holders of record of our ordinary shares at the close of business on May 19, 2026 are entitled to notice of the Meeting and to vote at the Meeting and any adjournments or postponements of the Meeting.
After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.
Voting Rights and Revocation of Proxies
The Record Date with respect to this solicitation is the close of business on May 19, 2026 and only shareholders of record at that time will be entitled to vote at the Meeting and any adjournments or postponements thereof.
If you are a holder of record of ordinary shares, you can revoke your proxy at any time before the final vote at the Meeting by (i) delivering a later-dated, signed proxy card prior to the date of the Meeting, (ii) granting a subsequent proxy online or (iii) voting in person or virtually at the Meeting. Attendance at the Meeting alone will not change your vote. If your ordinary shares are held in “street name” by a broker or other agent and you wish to revoke your proxy, you should follow the instructions provided by your broker or agent.
We intend to mail this proxy statement and the enclosed proxy card to our shareholders on or about [        ], 2026.

Appraisal or Dissenters’ Rights
Neither Cayman Islands law nor our Existing Articles provide for appraisal or dissenter’s rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares in connection with their objection to such proposals.
Outstanding Shares and Quorum
The number of outstanding ordinary shares entitled to vote at the Meeting is 30,992,500 shares, which consists of (i) 23,805,000 Class A ordinary shares and (ii) 7,187,500 Class B ordinary share. Each ordinary share is entitled to one vote. The presence of holders of one-third of the then issued and outstanding ordinary shares of the of the Company being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum. Abstentions and broker non-votes will have no effect on the outcome of the proposals. The Class A ordinary shares and Class B ordinary shares are entitled to vote together as a single class on the Articles Extension Proposal and the Adjournment Proposal.
Abstentions and Broker Non-Votes
An abstention occurs when a shareholder attends a meeting, or is represented by proxy, but abstains from voting. Assuming that a quorum is present, a shareholder’s abstention will have no effect on the outcome of the votes on the Articles Extension Proposal or the Adjournment Proposal.
Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. Under the applicable rules, “non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, reverse stock splits, shareholder proposals, elections of directors (even if not contested), and executive compensation, including advisory shareholder votes on executive compensation and on the frequency of shareholder votes on executive compensation. The Articles Extension Proposal and the Adjournment Proposal are considered to be “non-routine,” and brokers, banks or other nominees will not have discretionary voting power with respect to such proposals. Thus, your broker can vote your shares with respect to such “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares, and your broker can tell you how to provide these instructions.
Required Votes for Each Proposal to Pass
Assuming the presence of a quorum at the Meeting:
Proposal	Vote Required
Articles Extension	A special resolution as a matter of Cayman Islands law, being a resolution passed by a majority of at least two-thirds of the Company’s ordinary shares who, being present in person or represented by proxy and entitled to vote at the Meeting, vote at the Meeting.
Adjournment	An ordinary resolution as a matter of Cayman Islands law, being a resolution passed by a simple majority of the Company’s shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting, or a unanimous written resolution.
Abstentions will have no effect on the proposals, assuming a quorum is present.
The chairman of the Meeting may adjourn the Meeting whether or not there is a quorum, to reconvene at the same or some other place, and may adjourn the Meeting from time to time until a quorum shall be present. Under the Articles, if there is no quorum within half an hour from the time appointed for the Meeting, the Meeting will stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as our Board may determine. If at the adjourned meeting a quorum is not present within half an hour from the time appointed for the Meeting to commence, the shareholders present shall be a quorum. If the Meeting is adjourned for 30 days or more, notice of the adjourned Meeting must be given. Otherwise, it will not be necessary to give any such notice of the adjourned Meeting.
Voting Procedures
Each ordinary share that you own in your name entitles you to one vote on each of the proposals for the Meeting. Your proxy card shows the number of ordinary shares that you own.
•
You can vote your shares in advance of the Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your ordinary shares will be voted as recommended by our Board. Our Board recommends voting “FOR” the Articles Extension Proposal and “FOR” the Adjournment Proposal.

•
You can vote virtually even if you have previously voted by submitting a proxy. However, if your ordinary shares are held in the name of your broker, bank or other nominee, you must you first submit a legal proxy to Continental. Continental will then issue you a valid control number which will allow you to vote at the Meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your Public Shares.

Solicitation of Proxies
Your proxy is being solicited by our Board on the proposals being presented to shareholders at the Meeting. You may contact Sodali, our proxy solicitor at:
Sodali & Co 430
Park Avenue, 14th Floor
New York, NY 10022
Telephone: (800) 662-5200
Bank and Brokers can call at (203) 658-9400
Email: MLAC. info@investor.sodali.com
We have retained Sodali to aid in the solicitation of proxies. Sodali will receive a fee of approximately $17,500, as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by us. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. Some banks and brokers have customers who beneficially own Public Shares listed of record in the names of nominees and we intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations.
Delivery of Proxy Materials to Shareholders
Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

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if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 930 Tahoe Blvd, STE 802 PMB 45, Incline Village, NV 89451, and via email to [     ]; and

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if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

Interests of our Sponsor, Directors and Officers
When you consider the recommendation of our Board, you should keep in mind that our Sponsor, directors, officers and their respective affiliates have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:
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If the Business Combination with Pubco or another business combination is not consummated by June 16, 2026 (unless extended by our shareholders), we will cease all operations except for the purpose of winding up, redeem 100% of our issued and outstanding Public Shares for cash and, subject to the approval of our remaining shareholders and our Board, dissolve and liquidate. In such event, the 7,187,500 founder shares held by our initial shareholders and its affiliates, including the Sponsor and any directors and officers as of the date the parties initially entered into the Business Combination Agreement, would be worthless because such holders are not entitled to participate in any redemption or distribution with respect to such shares (although the founder shares have certain rights that differ from the rights of holders of the Public Shares, the aggregate value of such shares is estimated to be approximately $[ ], assuming the per share value of the shares is the same as the $[ ] closing price of the Public Shares on Nasdaq on [ ], 2026, despite having been purchased for an aggregate of $25,000). As a result, our initial shareholders and its affiliates are likely to be able to recoup their investment in us and make a substantial profit on that investment. This means that our initial shareholders, including our Sponsor, officers and directors or their affiliates could earn a positive rate of return on their investment, even if our Public Shareholders experience a negative rate of return after a business combination.

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the fact that the Sponsor purchased an aggregate of 495,000 private placement units for an aggregate amount of $4,950,000 simultaneously with the consummation of the IPO. Although such securities have certain rights that differ from the rights of holders of Public Shares, the private placement shares had an aggregate market value of approximately $[      ] based upon the closing price of our Public Shares of $[      ] per shares on Nasdaq as of [       ], 2026. If we are unable to complete a business combination by June 16, 2026 (unless extended by our shareholders), the private placement units will be forfeited and the Sponsor will be unable to recoup its investment in our Company.

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the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination on or prior to the Articles Extension Date, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.05 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the liquidation date, from the claims of prospective target businesses with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

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the fact that, unless the Company consummates the initial business combination, the Sponsor and our directors and officers will not receive reimbursement for any out-of-pocket expenses incurred by them on behalf of the Company to the extent that such expenses may exceed the amount of available proceeds not deposited in the Trust Account.

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the fact that certain officers and directors are either direct and indirect limited partners of our Sponsor, or have direct or indirect economic interests in our Sponsor and will be eligible for continued indemnification and continued coverage under our liability insurance after the Business Combination pursuant to the Business Combination Agreement.

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if, prior to the closing of an initial business combination, the Sponsor provides working capital loans to the Company, up to $1,500,000 of which may be convertible into private placement shares at the option of the Sponsor, such loans may not be repaid if no business combination is consummated and the Company is forced to liquidate; provided, however, that, as of the date of this proxy statement/prospectus, there are no such working capital loans outstanding.

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The Company agreed to pay Paul Grinberg (“Mr. Grinberg”), the Company’s Chairman and Chief Executive Officer and Douglas Horlick, the Company’s President and Chief Financial Officer, an aggregate of up to $20,000 per month for their services as the Company’s executive officers and directors, until the earlier to occur of the completion of the Company’s initial business combination or its liquidation. As of March 31, 2026, the Company has incurred and paid an expense of $[240,000] of such fee.

The foregoing interests present a risk that our Sponsor, directors and officers may be incentivized to complete a business combination with a less favorable target company or on terms less favorable to the Public Shareholders rather than to liquidate, in which case the Sponsor would lose its entire investment. As a result, the Sponsor, directors and officers may have a conflict of interest in determining whether Pubco or another target company is an appropriate business with which to effectuate a business combination and/or in evaluating the terms of the business combination.
Redemption Rights
Pursuant to our Existing Articles, our Public Shareholders will be provided with the opportunity to redeem their Public Shares upon the implementation of the Articles Extension, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, divided by the number of then outstanding Public Shares. If your redemption request is properly made and the Articles Extension Proposal is implemented, these shares will cease to be outstanding and will represent only the right to receive such amount. For illustrative purposes, based on funds in the Trust Account of approximately $[      ] on [       ], 2026, the estimated per share redemption price would have been approximately $[      ] (before taking into account (i) the removal of the accrued interest in the Trust Account to pay our taxes, if any, and (ii) an additional $[ ] plus accrued interest that will be deposited into the Trust Account by the Sponsor in connection with the Articles Extension). Public shareholders may elect to redeem their Public Shares regardless of whether or how they vote on the proposals at the Meeting, but redemption payments for Elections in connection with this Meeting will only be made if the Articles Extension Proposal receives the requisite shareholder approval and we determine to implement the Articles Extension.
In order to exercise your redemption rights, you must:
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submit a request in writing prior to 5:00 p.m., Eastern Time on June [  ], 2026 (two (2) business days before the Meeting) that we redeem your Public Shares for cash to Continental, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attn: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com
and
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deliver or tender your Public Shares (and share certificate(s) (if any) and other redemption forms) either physically or electronically through DTC to our transfer agent at least two (2) business days before the Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical share certificates should allot sufficient time to obtain physical share certificates from the transfer agent and time to effect delivery. It is our understanding that shareholders should generally allot at least two (2) weeks to obtain physical share certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two (2) weeks. Shareholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.
Any demand for redemption, once made, may be withdrawn at any time until the Meeting and, thereafter, with our consent. If a holder of Public Shares delivers the share certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may request that the transfer agent return the share certificate (physically or electronically). You may make such request by contacting our transfer agent at the email address or mailing address listed above.
Prior to exercising redemption rights, shareholders should verify the market price of our ordinary shares, as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our ordinary shares when you wish to sell your shares.
If you exercise your redemption rights and the redemption is effectuated, your ordinary shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.
If you submitted public shares for redemption in connection with the Business Combination Meeting and you want to ensure such public shares are redeemed in the event either the Business Combination is consummated or the Articles Extension is implemented, you must (or must direct your bank, broker or other nominee to) instruct our transfer agent to redeem such public shares in connection with the Articles Extension no later than the redemption deadline for the Meeting. However, there is no assurance that we will hold the Meeting and implement the Articles Extension. If we do not hold the Meeting or do not implement the Articles Extension, any public shares originally submitted for redemption in connection with the Business Combination Meeting and also instructed to be redeemed in connection with the Meeting will be automatically subject to redemption in connection with the consummation of the Business Combination, unless you withdraw such redemption request. However, if you only elect to redeem your public shares in connection with the Meeting (and you did not previously submit such shares for redemption in connection with the Business Combination Meeting), your public shares will not be redeemed if we do not hold the Meeting or implement the Articles Extension.
If the Articles Extension Proposal is not approved and we do not consummate the Business Combination by June 16, 2026, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account and not previously released to the Company (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. Our rights to purchase ordinary shares will expire worthless.
Holders of outstanding units must separate the underlying Public Shares and public rights prior to exercising redemption rights with respect to the Public Shares.
If you hold units registered in your own name, you must deliver to Continental written instructions to separate such units into Public Shares and public rights. This must be completed far enough in advance so that you may then exercise your redemption rights with respect to the Public Shares upon the separation of the units into Public Shares and public rights.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions to Continental. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of Public Shares and public rights. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the Public Shares upon the separation of the units into Public Shares and public rights. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

PROPOSAL NO 1: THE ARTICLES EXTENSION PROPOSAL
Background
The Company is proposing to amend its Existing Articles to give the Company the right to extend the date by which the Company would be permitted to consummate a business combination from June 16, 2026 to September 16, 2026 or such earlier date as may be determined by the Board in its sole discretion. A copy of the proposed amendment, which includes provisions adopting the Articles Extension, is attached to this Proxy Statement as part of Annex A.
Reasons for the Proposed Articles Extension
The primary purpose of the Articles Extension Proposal is to provide us with additional time to complete our initial business combination. On October 1, 2025, we entered into a Business Combination Agreement with the Pubco, SPAC Merger Sub, Company Merger Sub, Avalanche Company, and Seller. For more information about the Business Combination, see the Registration Statement.
The Company will hold a separate general meeting of its shareholders on June 4, 2026 to approve the Business Combination. The closing of the Business Combination is subject to the fulfillment of various closing conditions, including but not limited to shareholder approval of the Business Combination and applicable exchange listing approvals. If the shareholders of the Company approve the Business Combination at the Business Combination Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before June 16, 2026, then the Company intends to use its best efforts to complete the Business Combination on or before June 16, 2026.
If the Articles Extension Proposal is approved and implemented, the Company intends to complete the Business Combination as soon as possible and in any event on or before the Articles Extension Date. The Board will have the discretion to liquidate the Trust Account to redeem all public shares on a specified date following the adoption of the Articles Extension at any time before or after June 16, 2026, and prior to the end of the three months. Notwithstanding shareholder approval of the Articles Extension, our Board will retain the right to abandon and not implement the Articles at any time before the implementation thereof without any further action by our shareholders.
You are not being asked to vote on the Business Combination at the Meeting. The vote by the Company shareholders on the Business Combination will occur at the separate Business Combination Meeting of the Company shareholders and the solicitation of proxies from the Company shareholders in connection with such separate Business Combination Meeting, and the related right of the Company shareholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Articles Extension Proposal), is the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Articles Extension is approved at the Meeting, you should elect to “redeem” your Public Shares in connection with the Meeting.
If the Business Combination is approved at the Business Combination Meeting and all conditions to the Business Combination are satisfied or waived on or before June 16, 2026, then Mountain Lake intends to use its best efforts to complete the Business Combination on or before June 16, 2026. Mountain Lake will cancel the Meeting and will not implement the Articles Extension if, on or before June 16, 2026, it is able to complete the Business Combination. Mountain Lake intends to hold the Meeting to approve the Articles Extension Proposal by adopting the Articles Extension only if it has determined as of the time of the Meeting that it may not be able to complete the Business Combination on or before June 16, 2026.
While the Company is using its best efforts to complete the Business Combination as soon as practicable, the Board believes that there will not be sufficient time before June 16, 2026 to complete the Business Combination. Without the Articles Extension, we believe that we may not be able to complete an initial business combination on or before June 16, 2026. If that were to occur, the Company would be precluded from completing the Business Combination or another initial business combination, and the Company would be forced to liquidate. Therefore, the Board has determined that it is in the best interests of the Company and its shareholders to extend the date by which the Company has to consummate an initial business combination to the Articles Extension Date in order for our shareholders to have the opportunity to participate in an investment in the combined company. In addition, the Board believes that it is advantageous for the Board to be able to determine, in its sole discretion, to determine to liquidate and dissolve the Company at an earlier date.
Approval of the Articles Extension Proposal is a condition to the implementation of the Articles Extension. The Company will cancel the Meeting and will not implement the Articles Extension if it is able to complete the Business Combination prior to the Meeting. The Company intends to hold the Meeting to approve all above mentioned proposals, including the Articles Extension Proposal, and file the proposed amendment to its Existing Articles only if it has determined that it will not be able to complete the Business Combination on or before June 16, 2026. If the Company does not implement the Articles Extension, it will not redeem any Public Shares submitted for redemption solely in connection with the Meeting (but, upon the closing of the Business Combination, it will redeem all Public Shares submitted for redemption in connection with the Business Combination Meeting).
If the Articles Extension Is Approved
If the Articles Extension Proposal is approved, the proposed amendment to the Company’s Second Amended and Restated Memorandum and Articles of Association, in substantially the form that appears in Annex A hereto, will be adopted and the Company will proceed to file the amendment, together with other necessary documents, with the Cayman Islands Registrar of Companies.
The Company’s Existing Articles gives the Company the right to extend the termination date from June 16, 2026 to September 16, 2026. The Company will then continue to attempt to consummate the Business Combination until the Articles Extension Date. The Company will remain a reporting company under the Exchange Act and its Units, ordinary shares, and public rights will remain publicly traded on the Nasdaq during this time.
If the Company does not consummate a business combination by the Articles Extension Date, the Company shall, subject to the redemption of Public Shares and the approval of the remaining shareholders and directors, be liquidated and dissolved as promptly as reasonably possible.
If the Articles Extension Proposal is approved, the Board will have the flexibility to liquidate the Trust Account and dissolve in accordance with law and to redeem all Public Shares on a specified date following the filing of the Articles Extension at any time before or after June 16, 2026, and on or prior to the Articles Extension Date.
If the Articles Extension Is Not Approved
If the Articles Extension Proposal is not approved and we have not consummated a business combination by June 16, 2026, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account and not previously released to the Company (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our rights which will expire worthless in the event we wind up. We do not believe it is likely that we may be able to consummate a business combination by June 16, 2026, if the Articles Extension Proposal is not approved.
If the Company liquidates and dissolves, the Sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party for services rendered or products sold to us or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below (i) $10.05 per Public Share or (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.05 per Public Share is then held in the Trust Account due to reductions in the value of the trust assets, less taxes payable, except as to any claims by a third party or a prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.
Our Sponsor, directors and officers have entered into a letter agreement with us pursuant to which they have agreed to waive their redemption rights with respect to their ordinary shares in connection with a shareholder vote to approve an amendment to our Existing Articles such as the Articles Extension. As of the Record Date, following the Sponsor Distribution, the Sponsor and the Company’s directors and officers and their affiliates held 495,000 Class A Ordinary Shares and 7,137,500 Class B Ordinary Share, which constitute approximately [    ]% of the Company’s issued and outstanding Ordinary Shares.
In connection with the Articles Extension Proposal, Public Shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes, divided by the number of then outstanding Public Shares, regardless of whether such Public Shareholders vote “FOR” or “AGAINST” the Articles Extension Proposal, and an Election can also be made by Public Shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Meeting. Public Shareholders may make an Election regardless of whether such Public Shareholders were holders as of the Record Date. However, redemption payments for Elections in connection with this Meeting will only be made if the Articles Extension Proposal receives the requisite shareholder approval and we determine to implement the Articles Extension. If the Articles Extension Proposal is approved by the requisite vote of shareholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when a business combination is submitted to the shareholders, subject to any limitations set forth in our Existing Articles, as amended by the Articles Extension (as long as their election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought). Each redemption of shares by our Public Shareholders will decrease the amount in our Trust Account, which held approximately $[      ] of marketable securities as of [       ], 2026 (before taking into account (i) the removal of the accrued interest in the Trust Account to pay our taxes, if any, and (ii) an additional $[      ] plus accrued interest that will be deposited into the Trust Account by the Sponsor in connection with the Articles Extension). In addition, Public Shareholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Articles Extension Date or our earlier liquidation.
To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Meeting (or June [  ], 2026). You may tender your shares by delivering or tendering your shares (and share certificate(s) (if any) and other redemption forms) electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. The redemption rights include the requirement that a shareholder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address in order to validly redeem its Public Shares.
As of [        ], 2026, there was approximately $[      ] of marketable securities in the Trust Account (excluding an additional $[     ] plus accrued interest that will be deposited into the Trust Account by the Sponsor in connection with the Articles Extension). If the Articles Extension Proposal is approved and the Company extends a business combination period to last through [         ], 2026, or such earlier date as may be determined by our Board in its sole discretion, the redemption price per share as of the date of the meeting for the approval of an initial business combination or the Company’s subsequent liquidation may be a different amount in comparison to the current redemption price of approximately $[      ] per share under the terms of our Existing Articles and Trust Agreement.

Vote Required for Approval
A special resolution as a matter of Cayman Islands law, being a resolution passed by a majority of at least two-thirds of the Company’s shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of which notice specifying the intention to propose the resolution as a special resolution has been duly give, or a unanimous written resolution. Assuming the presence of a quorum at the Meeting, abstentions, broker non-votes or the failure to vote on the Articles Extension Proposal will have no effect on the vote concerning the Articles Extension Proposal.
Full Text of Resolution
The full text of the Resolution to be voted upon is as follows:
“Resolved, by way of special resolution, that the Company’s amended and restated memorandum and articles of association, as adopted by special resolution, dated December 12, 2024 (the “Existing Articles”) be deleted in its entirety and in substitution in their place of the Company’s Third Amended and Restated Memorandum and Articles of Association (the “Articles Extension”), in the form set forth in Annex A to the Proxy Statement which reflects the extension of the period within which the Company must consummate a business combination from June 16, 2026 to September 16, 2026, or such earlier date as determined by the Company’s board of directors (the “Board”) (the “Articles Extension Date”).”
Recommendation of the Board
OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE ARTICLES EXTENSION PROPOSAL.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR
SHAREHOLDERS EXERCISING REDEMPTION RIGHTS
The following is a summary of the material U.S. federal income tax consequences to the Company’s shareholders with respect to the exercise of redemption rights in connection with the approval of the Articles Extension Proposal. Because the components of each unit are separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public share and rights components of the unit. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (the “IRS”) (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular shareholder in light of its investment or tax circumstances or to shareholders subject to special tax rules, such as:
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financial institutions or financial services entities;

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broker-dealers;

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taxpayers that are subject to the mark-to-market tax accounting rules;

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tax-exempt entities;

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governments or agencies or instrumentalities thereof;

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insurance companies;

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regulated investment companies;

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real estate investment trusts;

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persons liable for alternative minimum tax;

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expatriates or former long-term residents of the United States;

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persons that actually or constructively own five percent or more of our voting shares;

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persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

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persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

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U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

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controlled foreign corporations; or

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passive foreign investment companies.

If any partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partner and the partnership. This summary does not address any tax consequences to any partnership that holds our securities (or to any direct or indirect partner of such partnership). If you are a partner of a partnership holding the Company’s securities, you should consult your tax advisor.
This summary assumes that shareholders hold the Company’s securities as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment and not as a dealer or for sale to customers in the ordinary course of the shareholder’s trade or business.

WE URGE HOLDERS OF ORDINARY SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.
U.S. Federal Income Tax Considerations to U.S. Shareholders
This section is addressed to Redeeming U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal 1: The Articles Extension Proposal.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is:
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an individual who is a United States citizen or resident of the United States as determined for United States federal income tax purposes;

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a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

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an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

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a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Tax Treatment of the Redemption — In General
The balance of the discussion under this heading is subject in its entirety to the discussion below under the heading “— Passive Foreign Investment Company Rules.” If we are considered a “passive foreign investment company” for these purposes (which we will be, unless a “start up” exception applies), then the tax consequences of the redemption will be as outlined in that discussion, below.
A Redeeming U.S. Holder will generally recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the shares exchanged therefor if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated (and in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our rights). If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). Shareholders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.
Cash received upon redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also shares underlying rights to acquire our shares (including for these purposes our rights) and, in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.
Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the issued and outstanding voting shares (including all classes which carry voting rights) of the Company is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the issued and outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of the Company entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of the Company. The IRS has ruled that any reduction in a shareholder’s proportionate interest is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation.
If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for the purposes of the dividends-received deduction and of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the shareholder’s “holding period.” Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the shares.
As these rules are complex, U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.
Certain Redeeming U.S. Holders who are individuals, estates or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.
Passive Foreign Investment Company Rules
A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (or “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.
Because we are a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test beginning with our initial taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The actual PFIC status of the Company for its current taxable year or any subsequent taxable year will not be determinable until after the end of such taxable year. If we do not satisfy the start-up exception, we will likely be considered a PFIC since our date of formation, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).
If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares or rights and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely “qualified electing fund” (a “QEF”) election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:
•
any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares or rights (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

•
any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.

Under these special rules,
•
the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or rights;

•
the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•
the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•
the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our r rights) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.
A Redeeming U.S. Holder may not make a QEF election with respect to its rights to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such rights, any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the rights. If a Redeeming U.S. Holder that receives shares pursuant to the rights properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the rights), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the receipt of shares acquired pursuant to the rights for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our rights. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.
In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.
If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.
Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares or rights while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.
Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our rights.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the Nasdaq Capital Market, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.
If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, Redeeming U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the Redeeming U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a Redeeming U.S. Holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. However, there is no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide the required information. Redeeming U.S. Holders are urged to consult their own tax advisors regarding the tax issues raised by lower-tier PFICs.
A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621(whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.
The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares and/or rights should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.
U.S. Federal Income Tax Considerations to Non-U.S. Shareholders
This section is addressed to Redeeming Non-U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal 1: The Articles Extension Proposal.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership or entity treated as a partnership for U.S. federal income tax purposes) that so redeems its shares and is not a Redeeming U.S. Holder.
Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption unless the gain or dividends is effectively connected with such Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the Redeeming Non-U.S. Holder).
Dividends (including constructive dividends) and gains that are effectively connected with a Redeeming Non-U.S. Holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base in the United States) generally will be subject to U.S. federal income tax at the same regular U.S. federal income tax rates applicable to a comparable Redeeming U.S. Holder and, in the case of a Redeeming Non-U.S. Holder that is a corporation for U.S. federal income tax purposes, also may be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate.
Non-U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.
Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA)

and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Redeeming Non-U.S. Holders should consult their own tax advisors regarding this legislation and whether it may be relevant to their disposition of their shares or rights.
Backup Withholding
In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:
•
fails to provide an accurate taxpayer identification number;

•
is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•
in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.
Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.
As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Articles Extension Proposal.

PROPOSAL NO. 2: THE ADJOURNMENT PROPOSAL
Background
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates. In no event will the Board adjourn the Meeting beyond the date by which it may properly do so under its Articles and Cayman Islands law.
In addition to an adjournment of the Meeting upon approval of the Adjournment Proposal, the Board is empowered under Cayman Islands law to postpone the Meeting at any time prior to the Meeting being called to order in accordance with the Articles. In such event, the Company will issue a press release and take such other steps as it believes are necessary and practical under the circumstances to inform its shareholders of the postponement of the Meeting.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.
Vote Required for Approval
The approval of the Adjournment Proposal, if presented, requires an ordinary resolution, being the affirmative vote of the holders of a majority of the ordinary shares who, being present in person or represented by proxy and entitled to vote at the Meeting, vote at the Meeting. Accordingly, assuming that a quorum is present, a shareholder’s failure to vote, as well as an abstention and a broker non-vote, will have no effect on the outcome of the Adjournment Proposal.
Recommendation of the Board
OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of the Company’s ordinary shares as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of ordinary shares of the Company, by:
•
each person known by the Company to be the beneficial owner of more than 5% of our outstanding ordinary shares;

•
each of the Company’s current officers and directors that beneficially owns ordinary shares of the Company;

•
each of the Company’s former officers and directors that beneficially owns ordinary shares of the Company; and

•
all of the Company’s current officers and directors as a group.

As of the Record Date, there were 30,992,500 ordinary shares, consisting of 23,805,000 Class A ordinary shares and 7,137,500 Class B ordinary share, issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.
	Class A ordinary shares		Class B ordinary shares
Name and Address of Beneficial Owner(1)	Beneficially Owned	Approximate Percentage of Issued and Outstanding Class A ordinary shares	Beneficially Owned	Approximate Percentage of Issued and Outstanding Class B ordinary shares
Mountain Lake Acquisition Sponsor LLC(2)	495,000	2.08%	7,137,500(2)	99.3%
Paul Grinberg(2)	495,000	2.08%	7,137,500(2)	99.3%
Douglas Horlick(2)	495,000	2.08%	7,137,500(2)	99.3%
Jaime W. Vieser(3)	—	—%	—	—
Michael Marquez	—	—%	25,000	*
Jeffrey T. Lager	—	—%	25,000	*
All directors and officers as a group (5 individuals)	495,000	2.08%	7,187,500	100%
Other 5% Beneficial Owners
Magnetar Financial LLC(4)	1,900,000	7.98%		—%
Polar Asset Management Partners Inc.(5)	1,480,000	6.20%		—%
AQR Capital Management, LLC(6)	1,533,906	6.44%		—%
Tenor Capital Management Company, L.P.(7)	2,000,000	8.40%

*
Less than one percent.

(1)
Unless otherwise noted, the business address of each of our stockholders is c/o 930 Tahoe Blvd STE 802 PMB 45 Incline Village, NV 89451.

(2)
Represents shares held by our sponsor. Each of Mr. Grinberg, Mr. Horlick and Mr. Vieser are members of our sponsor. The shares held by our sponsor are beneficially owned by Mr. Grinberg, our Chief Executive Officer, and Mr. Horlick, our Chief Financial Officer, each managing members of our sponsor, who have voting and dispositive power over the shares held by our sponsor.

(3)
Does not include any shares held by our sponsor. This individual is a member of our sponsor, as described in footnote 2.

(4)
Based solely upon the Schedule 13G filed by Magnetar Financial LLC, Magnetar Capital Partners LP, Supernova Management LLC and David J. Snyderman on January 29, 2025.

(5)
Based solely upon the Schedule 13G/A filed by Polar Asset Management Partners Inc. on August 14, 2025.

(6)
Based solely upon the Schedule 13G/A filed by AQR Capital Management, LLC, AQR Capital Management Holdings, LLC and AQR Arbitrage, LLC on May 14, 2025.

(7)
Based solely upon the Schedule 13G/A filed by Tenor Capital Management Company, L.P., Tenor Opportunity Master Fund, Ltd. And Robin Shah on February 13, 2026.

WHERE YOU CAN FIND MORE INFORMATION
The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet website that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.
This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.
You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Articles Extension Proposal and the Adjournment Proposal, by contacting the Company’s proxy solicitor at the following address and telephone number:
Sodali & Co
430 Park Avenue, 14th Floor
New York, NY 10022
Telephone: (800) 662-5200
Bank and Brokers can call at (203) 658-9400
Email: MLAC. info@investor.sodali.com
You may also contact us at the following address, email and telephone number:
Douglas Horlick, President, and Chief Financial Officer, c/o Mountain Lake Acquisition Corp., 930 Tahoe Blvd, STE 802 PMB 45, Boston, MA email: doughorlick@gmail.com; telephone: +1 (775) 204-1489.
In order to receive timely delivery of the documents in advance of the Meeting, you must make your request for information no later than June [  ], 2026.

ANNEX A
THE COMPANIES ACT (AS REVISED)
EXEMPTED COMPANY LIMITED BY SHARES

THIRD AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
MOUNTAIN LAKE ACQUISITION CORP.
(Adopted pursuant to a Special Resolution passed on [        ], 2026)

THE COMPANIES ACT (AS REVISED)
EXEMPTED COMPANY LIMITED BY SHARES
THIRD AMENDED AND RESTATED MEMORANDUM OF ASSOCIATION
OF
MOUNTAIN LAKE ACQUISITION CORP.
(Adopted pursuant to a Special Resolution passed on [        ], 2026)
1.   The name of the Company is Mountain Lake Acquisition Corp.
2.   The registered office of the Company will be situate at the offices of Forbes Hare Trust Company Limited, Cassia Court, Suite 716, 10 Market Street, Camana Bay, Grand Cayman KY1-9006, Cayman Islands, or at such other place as the Directors may determine.
3.   The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by any law as provided by Section 7(4) of the Companies Act (As Revised) PROVIDED THAT the Company shall only carry on the businesses for which a license is required under the laws of the Cayman Islands when so licensed under the terms of such laws.
4.   The Company shall have and be capable of exercising all the functions of a natural person of full capacity irrespective of any question of corporate benefit as provided by Section 27(2) of the Companies Act (As Revised).
5.   The Company will not trade in the Cayman Islands with any person, firm or corporation except in furtherance of the business of the Company carried on outside the Cayman Islands; Provided that nothing in this section shall be construed as to prevent the Company effecting and concluding contracts in the Cayman Islands, and exercising in the Cayman Islands all of its powers necessary for the carrying on of its business outside the Cayman Islands.
6.   The liability of the members is limited to the amount, if any, unpaid on the shares respectively held by them.
7.   THE AUTHORISED SHARE CAPITAL of the Company is Fifty Thousand United States Dollars (US$50,000.00) divided into Four Hundred and Forty-Five Million (445,000,000) Class A Ordinary Shares of a nominal or par value of US$0.0001 each, Fifty Million (50,000,000) Class B Ordinary Shares of a nominal or par value of US$0.0001 each and Five Million (5,000,000) Preference Shares of a nominal or par value of US$0.0001 each provided always that subject to the provisions of the Companies Act (As Revised) and the Articles of Association of the Company, the Company shall have power to redeem or purchase any of its shares and to sub-divide or consolidate the said shares or any of them and to issue all or any part of its capital whether original, redeemed, increased or reduced with or without any preference, priority or special privilege or subject to any postponement of rights or to any conditions or restrictions whatsoever and so that unless the conditions of issue shall otherwise expressly provide every issue of shares whether stated to be Class A Ordinary, Class B Ordinary, Preference Shares or otherwise shall be subject to the powers on the part of the Company hereinbefore contained.
8.   The Company shall not have the power to issue shares to bearer.
9.   The nature of business of the Company is a special purpose acquisition company.
10.   The financial year end of the Company is 31 December of the calendar year.
11.   The Company has power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.
12.   Capitalized terms that are not defined in this Memorandum of Association bear the same meaning as those given in the Articles of Association of the Company.

A-i

THE COMPANIES ACT (AS REVISED)
EXEMPTED COMPANY LIMITED BY SHARES
THIRD AMENDED AND RESTATED ARTICLES OF ASSOCIATION
OF
Mountain Lake Acquisition Corp.
(Adopted pursuant to a Special Resolution passed on [  ], 2026
PRELIMINARY
1.   The regulations in Table “A” in the First Schedule to the Act (as defined below) shall not apply to the Company except insofar as they are repeated or contained in these Articles.
INTERPRETATION
2.   In these Articles, if not inconsistent with the subject or context, the following expressions shall have the following meanings:
2.1   “Act” means the Companies Act (As Revised) of the Cayman Islands and every statutory modification or re-enactment thereof for the time being in force.
“Affiliate” in respect of a person, means any other person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such person, and (a) in the case of a natural person, shall include, without limitation, such person’s spouse, parents, children, siblings, mother-in-law and father-in-law and brothers and sisters-in-law, whether by blood, marriage or adoption or anyone residing in such person’s home, a trust for the benefit of any of the foregoing, a company, partnership or any natural person or entity wholly or jointly owned by any of the foregoing and (b) in the case of an entity, shall include a partnership, a corporation or any natural person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such entity.
“Applicable Law” means, with respect to any person, all provisions of laws, acts, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any governmental authority applicable to such person.
“Articles” means the present articles of association and all supplementary, amended or substituted articles for the time being in force.
“Audit Committee” means the audit committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.
“Auditor” means the person for the time being performing the duties of auditor of the Company (if any).
“Business Combination” means a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving the Company, with one or more businesses or entities (the “target business”), which Business Combination: (a) as long as the securities of the Company are listed on a Designated Stock Exchange, must occur with one or more target businesses that together have an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the interest income earned on the Trust Account) at the time of the signing of the definitive agreement to enter into such Business Combination; and (b) must not be solely effectuated with another blank cheque company or a similar company with nominal operations
“business day” means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorised or obligated by law to close in the Cayman Islands or New York City.

“Clearing House” means a clearing house recognised by the laws of the jurisdiction in which the Shares (or depositary receipts therefor) are listed or quoted on a stock exchange or interdealer quotation system in such jurisdiction.
“Class A Share” means a Class A ordinary share of a par value of US$0.0001 in the share capital of the Company.
“Class B Share” means a Class B ordinary share of a par value of US$0.0001 each in the share capital of the Company.
“Class B Share Conversion” means the conversion of Class B Shares in accordance with these Articles.
“Company” means the above-named company.
“Company’s Website” means the website of the Company and/or its web-address or domain name (if any).
“Compensation Committee” means the compensation committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.
“Designated Stock Exchange” means any United States national securities exchange on which the securities of the Company are listed for trading, including the NASDAQ Stock Market LLC, the NYSE MKT LLC or The New York Stock Exchange LLC.
“Directors” means the directors for the time being of the Company.
“Dividend” means any dividend (whether interim or final) resolved to be paid on Shares pursuant to the Articles.
“Electronic Communication” means a communication sent by electronic means, including electronic posting to the Company’s Website, transmission to any number, address or internet website (including the website of the Securities and Exchange Commission) or other electronic delivery methods as otherwise decided and approved by the Directors.
“Electronic Record” has the same meaning as in the Electronic Transactions Act.
“Electronic Transactions Act” means the Electronic Transactions Act (As Revised) of the Cayman Islands.
“Equity-Linked Securities” means any debt or equity securities that are convertible, exercisable or exchangeable for Class A Shares issued in a financing transaction in connection with a Business Combination, including but not limited to a private placement of equity or debt.
“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, or any similar U.S. federal statute and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.
“Founders” means all Members of the Company immediately prior to the consummation of the IPO.
“Independent Director” means the same meaning as in the rules and regulations of the Designated Stock Exchange or in Rule 10A-3 under the Exchange Act, as the case may be.
“IPO” means the Company’s initial public offering of securities.
“Member” has the meaning assigned to it in the Act.
“Memorandum” means the amended and restated memorandum of association and all supplementary amended or substituted memorandum of the Company for the time being in force.
“Officer” means a person appointed to hold an office in the Company

“Ordinary Resolution” means a means a resolution passed by a simple majority of the Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting, and includes a unanimous written resolution. In computing the majority when a poll is demanded regard shall be had to the number of votes to which each Member is entitled by the Articles.
“Ordinary Shares” means the Class A Ordinary Shares and the Class B Ordinary Shares collectively.
“Over-allotment Option” means the option of the Underwriters to purchase up to an additional 15% of the units (as described in the Articles) issued in the IPO at a price equal to US$10 per unit, less underwriting discounts and commissions.
“Preference Share” means a preference share of a par value of US$0.0001 in the share capital of the Company.
“Public Shares” means a Class A Share issued as part of the units (as described in the Articles) issued in the IPO.
“Redemption Notice” means a notice in a form approved by the Company by which a holder of Public Shares is entitled to require the Company to redeem its Public Shares, subject to any conditions contained therein.
“Register of Members” means the register of members maintained in accordance with the Act and includes (except where otherwise stated) any branch or duplicate register of members.
“Registered Office” means the registered office for the time being of the Company.
“Representative” means a representative of the Underwriters.
“Seal” means the common seal of the Company and includes every duplicate seal.
“Securities and Exchange Commission” means the United States Securities and Exchange Commission.
“Share” means a Class A Share, a Class B Share or a Preference Share and includes a fraction of a share in the Company.
“Special Resolution” subject to Articles 115 and 179, has the meaning assigned to it in the Act, and includes a unanimous written resolution.
“Sponsor” means Mountain Lake Acquisition Sponsor LLC, a Delaware limited liability company, and its successors or assigns.
“Treasury Shares” means a Share held in the name of the Company as a treasury share in accordance with the Act.
“Trust Account” means the trust account established by the Company upon the consummation of the IPO and into which a certain amount of the net proceeds of the IPO, together with the proceeds of the private placement of units simultaneously with the closing date of the IPO, will be deposited.
“Underwriter” means an underwriter of the IPO from time to time and any successor underwriter.
“United States Dollars” and “US$” means the lawful currency of the United States of America.
2.2   Expressions defined in the Act, or any statutory modification or re-enactment thereof in force at the date on which these Articles become binding on the Company, shall have the meanings so defined. In these Articles:
2.3   Words importing the singular number shall include the plural number and vice versa.
2.4   Words importing the masculine gender shall include the feminine and neuter genders.
2.5   Words importing persons include corporations as well as any other legal or natural person.

2.6   “Written” and “in writing” include all modes of representing or reproducing words in visible form, including in the form of an Electronic Record.
2.7   “Shall” shall be construed as imperative and “may” shall be construed as permissive.
2.8   References to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced.
2.9   Any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms.
2.10   The term “and/or” is used to mean both “and” as well as “or.” The use of “and/or” in certain contexts in no respects qualifies or modifies the use of the terms “and” or “or” in others. The term “or” shall not be interpreted to be exclusive and the term “and” shall not be interpreted to require the conjunctive (in each case, unless the context otherwise requires).
2.11   Headings are inserted for reference only and shall be ignored in construing the Articles.
2.12   Any requirements as to delivery under the Articles include delivery in the form of an Electronic Record.
2.13   Any requirements as to execution or signature under the Articles including the execution of the Articles themselves can be satisfied in the form of an electronic signature as defined in the Electronic Transactions Act.
2.14   Sections 8 and 19(3) of the Electronic Transactions Act shall not apply.
2.15   The term “clear days” in relation to the period of a notice means that period excluding the day when the notice is received or deemed to be received and the day for which it is given or on which it is to take effect.
2.16   The term “holder” in relation to a Share means a person whose name is entered in the Register of Members as the holder of such Share.
SHARES
3.   The business of the Company may be commenced as soon after incorporation of the Company as the Directors shall see fit.
4.   The Directors may pay, out of the capital or any other monies of the Company, all expenses incurred in or about the formation and establishment of the Company, including the expenses of registration
ISSUE OF SHARES AND OTHER SECURITIES
5.   Subject to the provisions, if any, in the Memorandum (and to any direction that may be given by the Company in general meeting) and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, and without prejudice to any rights attached to any existing Shares, the Directors may allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) with or without preferred, deferred or other rights or restrictions, whether in regard to Dividends or other distributions, voting, return of capital or otherwise and to such persons, at such times and on such other terms as they think proper, and may also (subject to the Act and the Articles) vary such rights, save that the Directors shall not allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) to the extent that it may affect the ability of the Company to carry out a Class B Share Conversion set out in the Articles.
6.   The Company may issue rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company on such terms as the Directors may from time to time determine.

7.   The Company may issue units of securities in the Company, which may be comprised of whole or fractional shares, rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company, upon such terms as the Directors may from time to time determine. The securities comprising any such units which are issued pursuant to the IPO can only be traded separately from one another on the 52nd day following the date of the prospectus relating to the IPO unless the Representative(s) determines that an earlier date is acceptable, subject to the Company having filed a current report on Form 8-K with the Securities and Exchange Commission and a press release announcing when such separate trading will begin. Prior to such date, the units can be traded, but the securities comprising such units cannot be traded separately from one another.
8.   No shares shall be issued to bearer.
9.   Subject to the provisions of these Articles relating to shares, the shares shall be at the disposal of the Directors and they may (subject to the provisions of the Act and, where applicable, the rules of the Designated Stock Exchange and/or any competent regulatory authority, and without prejudice to any rights attached to any existing shares) allot, grant options over, or otherwise dispose of them to such persons, on such terms and conditions and at such times as they think fit but so that no share shall be issued at a discount, except in accordance with the provisions of the Act, and so that in the case of shares offered to the public for subscription the amount payable on application on each share shall not be less than such percentage of the nominal amount of the share as shall be determined by the Directors.
REGISTER OF MEMBERS
10.   The Company shall maintain or cause to be maintained the Register of Members in accordance with the Act.
11.   The Directors may determine that the Company shall maintain one or more branch registers of Members in accordance with the Act. The Directors may also determine which register of Members shall constitute the principal register and which shall constitute the branch register or registers, and to vary such determination from time to time.
CLOSING REGISTER OF MEMBERS OR FIXING RECORD DATE
12.   For the purpose of determining Members entitled to notice of, or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose, the Directors may, after notice has been given by advertisement in an appointed newspaper or any other newspaper or by any other means in accordance with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, provide that the Register of Members shall be closed for transfers for a stated period which shall not in any case exceed forty days
13.   In lieu of, or apart from, closing the Register of Members, the Directors may fix in advance or arrears a date as the record date for any such determination of Members entitled to notice of, or to vote at any meeting of the Members or any adjournment thereof, or for the purpose of determining the Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose.
14.   If the Register of Members is not so closed and no record date is fixed for the determination of Members entitled to notice of, or to vote at, a meeting of Members or Members entitled to receive payment of a Dividend or other distribution, the date on which notice of the meeting is sent or the date on which the resolution of the Directors resolving to pay such Dividend or other distribution is passed, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in this Article, such determination shall apply to any adjournment thereof.

SHARE CERTIFICATES
15.   A Member shall only be entitled to a share certificate if the Directors resolve that share certificates shall be issued. Share certificates representing Shares, if any, shall be in such form as the Directors may determine. Share certificates shall be signed by one or more Directors or other person authorised by the Directors. The Directors may authorise certificates to be issued with the authorised signature(s) affixed by mechanical process. All certificates for Shares shall be consecutively numbered or otherwise identified and shall specify the Shares to which they relate. All certificates surrendered to the Company for transfer shall be cancelled and, subject to the Articles, no new certificate shall be issued until the former certificate representing a like number of relevant Shares shall have been surrendered and cancelled.
16.   The Company shall not be bound to issue more than one certificate for Shares held jointly by more than one person and delivery of a certificate to one joint holder shall be a sufficient delivery to all of them.
17.   If a share certificate is worn out, defaced, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and on the payment of such expenses reasonably incurred by the Company in investigating evidence, as the Directors may prescribe, and (in the case of defacement or wearing out) upon delivery of the old certificate.
18.   Every share certificate sent in accordance with the Articles will be sent at the risk of the Member or other person entitled to the certificate. The Company will not be responsible for any share certificate lost or delayed in the course of delivery.
19.   Share certificates shall be issued within the relevant time limit as prescribed by the Act, if applicable, or as the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law may from time to time determine, whichever is shorter, after the allotment or, except in the case of a Share transfer which the Company is for the time being entitled to refuse to register and does not register, after lodgement of a Share transfer with the Company.
TRANSFER OF SHARES
20.   Subject to the terms of these Articles, any Member may transfer all or any of their Shares by an instrument of transfer provided that such transfer complies with applicable rules of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. If the Shares in question were issued in conjunction with rights, options, warrants or units issued pursuant to the Articles on terms that one cannot be transferred without the other, the Directors shall refuse to register the transfer of any such Share without evidence satisfactory to them of the like transfer of such right, option, warrant or unit.
21.   The instrument of transfer of any Share shall be in writing in the usual or common form or in a form prescribed by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law or in any other form approved by the Directors and shall be executed by or on behalf of the transferor (and if the Directors so require, signed by or on behalf of the transferee) and may be under hand or, if the transferor or transferee is a Clearing House or its nominee(s), by hand or by machine imprinted signature or by such other manner of execution as the Directors may approve from time to time. The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered in the Register of Members.
REDEMPTION, REPURCHASE AND SURRENDER OF SHARES
22.   Subject to the provisions of the Act, and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Company may issue shares that are to be redeemed or are liable to be redeemed at the option of Member of the Company. The redemption of such Shares, except Public Shares, shall be effected in such manner and upon such other terms as the Directors or Company may, by Ordinary Resolution, may determine before the issue of such Shares. With respect to repurchasing or redeeming shares of the Company:

(a)   Members who hold Public Shares are entitled to request redemption of such Shares in the circumstances described in Business Combination Articles hereof;
(b)   Class B Shares held by the Sponsor shall be surrendered by the Sponsor for no consideration to the extent that the Over-allotment Option is not exercised in full so that the Sponsor will own 23.8% of the Company’s issued and outstanding shares after the IPO (exclusive of any securities purchased in a private placement simultaneously with the IPO); and
(c)   Public Shares shall be redeemed by way of tender offer in the circumstances set out in the Business Combination Article hereof.
23.   Subject to the provisions of the Act, and, where applicable, the rules of the Designated Stock Exchange, the Securities and Exchange Commission and/or any competent regulatory authority or otherwise under Applicable Law, the Company may purchase its own Shares (including any redeemable Shares) in such manner and on such other terms as the Directors may agree with the relevant Member. For the avoidance of doubt, repurchases, redemptions and surrenders of Shares in the circumstances described in the Article above shall not require further approval of the Members.
24.   The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the Act, including out of capital.
25.   The Directors may accept the surrender for no consideration of any fully paid share.
TREASURY SHARES
26.   The Directors may, prior to the purchase, redemption or surrender of any Share determine that such Share be held as a Treasury Share.
27.   The Directors may determine to cancel a Treasury Share or transfer a Treasury Share on such terms as they determine (including, without limitation, for nil consideration).
VARIATION OF SHARE RIGHTS
28.   Subject to Article 5, if at any time the share capital is divided into different classes of Shares, all or any of the rights attached to any class (unless otherwise provided by the terms of issue of the Shares of that class) may, whether or not the Company is being wound up, be varied without the consent of the holders of the issued Shares of that class where such variation is considered by the Directors not to have a material adverse effect upon such rights; otherwise, any such variation shall be made only with the consent in writing of the holders of not less than two-thirds of the issued Shares of that class (other than with respect to a waiver of the provisions of the Class B Share Conversion Article hereof, which as stated therein shall only require the consent in writing of the holders of a majority of the issued Shares of that class), or with the approval of a resolution passed by a majority of not less than two-thirds of the votes cast at a separate meeting of the holders of the Shares of that class. For the avoidance of doubt, the Directors reserve the right, notwithstanding that any such variation may not have a material adverse effect, to obtain consent from the holders of Shares of the relevant class. To any such meeting all the provisions of the Articles relating to general meetings shall apply mutatis mutandis, except that the necessary quorum shall be one person holding or representing by proxy at least one-third of the issued Shares of the class and that any holder of Shares of the class present in person or by proxy may demand a poll.
29.   For the purposes of a separate class meeting, the Directors may treat two or more or all the classes of Shares as forming one class of Shares if the Directors consider that such class of Shares would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate classes of Shares.
30.   The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed by: (i) the creation or issue of further Shares ranking pari passu therewith or Shares issued with preferred or other rights; (ii) where the constitutional documents of the Company are amended or new constitutional documents of the Company are adopted, in each case, as a result of the Company registering by way of continuation as a body corporate under the laws of any jurisdiction outside the Cayman Islands; or (iii) the conversion of any Class B Shares pursuant to the Class B Ordinary Share Conversion Article.
COMMISSION ON SALE OF SHARES
31.   The Company may, in so far as the Act permits, pay a commission to any person in consideration of that person subscribing or agreeing to subscribe (whether absolutely or conditionally) or procuring or agreeing to procure subscriptions (whether absolute or conditional) for any Shares. Such commissions may be satisfied by the payment of cash or the issue of fully or partly paid-up Shares. The Company may also on any issue of Shares pay such brokerage as may be lawful.
NON-RECOGNITION OF TRUSTS
32.   The Company shall not be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any Share or any interest in any fractional part of a Share (except only as is otherwise provided by these Articles or the Act) or any other rights in respect of any Share except an absolute right to the entirety thereof in the holder.
LIEN ON SHARES
33.   The Company shall have a first and paramount lien on every share (whether fully paid or not) registered in the name of a Member (whether solely or jointly with others) for all debts, liabilities or engagements to or with the Company (whether presently payable or not) by such Member or their estate, either alone or jointly with any other person, whether a Member or not, but the Directors may at any time declare any Share to be wholly or in part exempt from the provisions of this Article. The registration of a transfer of any such Share shall operate as a waiver of the Company’s lien thereon. The Company’s lien, if any, on a share shall extend to any amount payable in respect of that Share.
34.   The Company may sell, in such manner as the Directors think fit, any Shares on which the Company has a lien, if a sum in respect of which the lien exists is presently payable, and is not paid within 14 clear days after notice has been received or deemed to have been received by the holder of the Shares, or to the person entitled to it in consequence of the death or bankruptcy of the holder, demanding payment and stating that if the notice is not complied with the Shares may be sold.
35.   The net proceeds of such sale by the Company after the payment of the costs of shall be applied in payment or satisfaction of such part of the amount in respect of which the lien exists as is presently payable as existed upon the Shares and any balance shall (subject to a like lien for sums not presently payable as existed upon the Shares before the sale) be paid to the person entitled to the Shares at the date of the sale.
36.   To give effect to any such sale, the Directors may authorise some person to execute an instrument of transfer of the Shares sold to, or in accordance with the directors of, the purchaser. The purchaser or their nominee shall be registered as the holder of the Shares comprised in any such transfer and they shall not be bound to see to the application of the purchase money, nor shall their title to the Shares be affected by any irregularity or invalidity in the sale or the exercise of the Company’s power of sale under the Articles.
CALLS ON SHARES
37.   Subject to the terms of the allotment and issue of any Shares, the Directors may from time to time make calls upon the Members in respect of any moneys unpaid on their Shares (whether on account of the nominal value of the shares or by way of premium or otherwise) and not by the conditions of allotment thereof made payable at fixed times. Each Member shall (subject to receiving at least fourteen days’ notice specifying the time or times and place of payment) pay to the Company at the time or times and place so specified the amount called on their Shares. A person upon whom a call is made shall remain liable on such call notwithstanding the subsequent transfer of the Shares in respect of which the call was made. A call may be revoked or postponed at the determination of the Directors.
38.   The joint holders of a share shall be jointly and severally liable to pay all calls and instalments due in respect of such Share or other moneys due in respect thereof.

39.   A copy of the notice referred to in the preceding Article shall be sent in the manner in which notices may be sent to Members by the Company as provided herein.
40.   A call shall be deemed to have been made at the time when the resolution of the Directors authorising the call was passed and may be required to be paid by instalments.
41.   If a sum called in respect of a share is not paid before or on the day appointed for payment thereof, the person from whom the sum is due shall pay interest on the sum from such day appointed for payment to the time of actual payment at such rate not exceeding fifteen per cent. per annum as the Directors may determine but the Directors shall be at liberty to waive payment of such interest either wholly or partly.
42.   No Member shall be entitled to receive any dividend or bonus or to be present and vote (save as proxy for another Member) at any general meeting, either personally or by proxy, or be reckoned in a quorum, or to exercise any other privilege as a Member until all sums or instalments due from them to the Company in respect of any call, whether alone or jointly with any other person, together with interest and expenses (if any) shall have been paid.
43.   Any sum which by the terms of issue of a Share becomes payable on allotment or on any fixed date (whether on account of the nominal value of the Share or by way of premium or otherwise) shall for the purposes of these Articles be deemed to be a call duly made, notified and payable on the date on which, by the terms of issue, the same becomes payable and, in case of non-payment, all the relevant provisions of these Articles as to payment of interest and expenses, forfeiture or otherwise shall apply as if such sum had become payable by virtue of a call duly made and notified.
44.   The Directors may make arrangements on the issue of Shares for a difference between the holders in the amount of calls to be paid and in the times of payment.
45.   The Directors may, if they think fit, receive from any Member willing to advance the same, and either in money or money’s worth, all or any part of the money uncalled and unpaid or instalments payable upon any Shares held by them, and upon all or any of the moneys so advanced the Company may pay interest at such rate (if any) as the Directors may decide. The Directors may at any time repay the amount so advanced upon giving to such Member not less than one month’s notice in writing of their intention in that regard, unless before the expiration of such notice the amount so advanced shall have been called up on the shares in respect of which it was advanced. No such sum paid in advance of calls shall entitle the Member paying such sum to any portion of a dividend declared in respect of any period prior to the date upon which such sum would, but for such payment, become presently payable.
FORFEITURE OF SHARES
46.   If a call or instalment of a call remains unpaid after it has become due and payable the Directors may give to the person from whom it is due not less than 14 clear days’ notice requiring payment of the amount unpaid together with any interest which may have accrued and any expenses incurred by the Company by reason of such non-payment. The notice shall specify where payment is to be made and shall state that if the notice is not complied with the Shares in respect of which the call was made will be liable to be forfeited.
47.   If the notice is not complied with, any Share in respect of which it was given may, before the payment required by the notice has been made, be forfeited by a resolution of the Directors. Such forfeiture shall include all Dividends, other distributions or other monies payable in respect of the forfeited Share and not paid before the forfeiture.
48.   If the requirements of any such notice as aforesaid are not complied with, any share in respect of which the notice has been given may, at any time thereafter before the payment required by the notice has been made, be forfeited by a resolution of the Directors to that effect. Such forfeiture shall include all dividends and bonuses declared in respect of the forfeited share, and not actually paid before forfeiture.
49.   A forfeited share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the Directors think fit and at any time before a sale, re-allotment or disposition the forfeiture may be cancelled on such terms as the Directors think fit. Where for the purposes of its disposal a forfeited Share is to be transferred to any person the Directors may authorise some person to execute an instrument of transfer of the Share in favour of that person.
50.   A person whose shares have been forfeited shall cease to be a Member in respect of the forfeited Shares and shall surrender to the Company for cancellation the certificate for the Shares forfeited and shall remain liable to pay the Company all monies which, at the date of forfeiture, were payable by that person to the Company in respect of the Shares together with interest a such rate as the Director may determine, but that person’s liability shall cease if and when the Company shall have received payment in full of all monies whenever due and payable by them in respect of those Shares.
51.   A certificate in writing under the hand of a Director or Officer that a Share in the Company has been forfeited on a specified date shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the Share. The certificate shall (subject to the execution of an instrument of transfer) constitute a good title to the Share and the person to whom the Share is sold or otherwise disposed of shall not be bound to see to the application of the purchase money, if any, nor shall their title to the Share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the Share.
52.   The provisions of these Articles as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time (whether on account of the nominal value of the share or by way of premium or otherwise) as if the same had been payable by virtue of a call duly made and notified.
TRANSMISSION OF SHARES
53.   In the case of the death of a Member, the legal personal representative of a deceased sole Member shall be the only person recognised by the Company as having any title to the share. In the case of a Share registered in the names of two or more holders, the survivors or survivor, or the legal personal representatives of the deceased Member, shall be the only persons recognised by the Company as having any title to the Share. Provided however, that nothing herein contained shall release the estate of any such deceased holder from any liability in respect of any Shares which had been held by the Member solely or jointly with other persons.
54.   Any person becoming entitled to a share in consequence of the death or bankruptcy or liquidation or dissolution of a Member (or in any other way than by transfer) may, upon such evidence being produced as may from time to time be required by the Directors and subject as hereinafter provided, elect either to be registered as a Member in respect of the Share or to make such transfer of the share to such person as the deceased or bankrupt person could have made and to have such person registered as the transferee thereof, but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by that Member before his death or bankruptcy (as the case may be). If the person so being entitled shall elect to be registered as holder they shall deliver or send to the Company a notice in writing signed by them stating that they so elect.
55.   A person becoming entitled to a share by reason of the death or bankruptcy or liquidation or dissolution of the holder (or in any other case than by transfer) shall be entitled to the same dividends and other advantages to which he would be entitled if he were the registered holder of the share, except that he shall not, before being registered as a Member in respect of the share, be entitled in respect of it to exercise any right conferred by membership in relation to meetings of the Company. The Directors may at any time give notice requiring any such person to elect either to be registered himself or to transfer the share and, if the notice is not complied with within ninety days, the Directors may, if such shares are redeemable at the option of the Company, redeem such shares but, in the meantime, the Directors may elect to withhold payment of all dividends, bonuses or other moneys payable in respect of the share until the requirements of the notice have been complied with.
CLASS B ORDINARY SHARE CONVERSION
56.   The rights attaching to the Class A Shares and Class B Shares shall rank pari passu in all respects, and the Class A Shares and Class B Shares shall vote together as a single class on all matters (subject to the

Variation of Rights of Shares Article and the Transfer by Way of Continuation Article) with the exception that the holder of a Class B Share shall have the conversion rights referred to in this Article.
57.   Class B Ordinary Shares shall automatically convert into Class A Ordinary Shares on a one for one basis (the “Initial Conversion Ratio”) concurrently with or immediately following the consummation of a Business Combination, or earlier at the option of the holders thereof.
58.   Notwithstanding the Initial Conversion Ratio, in the case that additional Class A Shares or any other Equity-linked Securities, are issued, or deemed issued, by the Company in excess of the amounts offered in the IPO and related to the consummation of a Business Combination, all Class B Shares in issue shall automatically convert into Class A Shares in connection with the consummation of a Business Combination at a ratio for which the Class B Shares shall convert into Class A Shares will be adjusted (unless the holders of a majority of the Class B Shares in issue agree to waive such anti-dilution adjustment with respect to any such issuance or deemed issuance) so that the number of Class A Shares issuable upon conversion of all Class B Shares will equal, on an as-converted basis, in the aggregate, 23.8% of the sum of: (a) all Class A Shares and Class B Shares in issue upon completion of the IPO (not including the Class A Shares underlying the private units); plus (b) all Class A Shares and Equity-linked Securities issued or deemed issued in connection with a Business Combination (excluding any Shares or Equity-linked Securities issued, or to be issued, to any seller in a Business Combination and any private units issued to the Sponsor or its Affiliates or to a Director or Officer upon conversion of working capital loans made to the Company); minus (c) any redemptions of Public Shares by holders thereof in connection with a Business Combination.
59.   Notwithstanding anything to the contrary contained herein, the foregoing adjustment to the Initial Conversion Ratio may be waived as to any particular issuance or deemed issuance of additional Class A Shares or Equity-linked Securities by the written consent or agreement of holders of a majority of the Class B Shares then in issue consenting or agreeing separately as a separate class in the manner provided in the Variation of Rights of Shares Article hereof.
60.   The foregoing conversion ratio shall also take into account any subdivision (by share split, subdivision, exchange, capitalisation, rights issue, reclassification, recapitalisation or otherwise) or combination (by reverse share split, share consolidation, exchange, reclassification, recapitalisation or otherwise) or similar reclassification or recapitalisation of the Class A Ordinary Shares in issue into a greater or lesser number of shares occurring after the original filing of the Articles without a proportionate and corresponding subdivision, combination or similar reclassification or recapitalisation of the Class B Ordinary Shares in issue.
61.   Each Class B Ordinary Share shall convert into its pro rata number of Class A Ordinary Shares pursuant to Articles 56 to 63. The pro rata share for each holder of Class B Ordinary Shares will be determined as follows: each Class B Ordinary Share shall convert into such number of Class A Ordinary Shares as is equal to the product of 1 multiplied by a fraction, the numerator of which shall be the total number of Class A Ordinary Shares into which all of the Class B Ordinary Shares in issue shall be converted pursuant to this Article and the denominator of which shall be the total number of Class B Ordinary Shares in issue at the time of conversion.
62.   References in Articles 56 to 63 inclusive to “converted”, “conversion” or “exchange” shall mean the compulsory redemption without notice of Class B Ordinary Shares of any Member and, on behalf of such Members, automatic application of such redemption proceeds in paying for such new Class A Ordinary Shares into which the Class B Ordinary Shares have been converted or exchanged at a price per Class B Ordinary Share necessary to give effect to a conversion or exchange calculated on the basis that the Class A Ordinary Shares to be issued as part of the conversion or exchange will be issued at par. The Class A Ordinary Shares to be issued on an exchange or conversion shall be registered in the name of such Member or in such name as the Member may direct.
63.   Notwithstanding anything to the contrary in this Article, in no event may any Class B Ordinary Share convert into Class A Ordinary Shares at a ratio that is less than one-for-one.

AMENDMENT TO MEMORANDUM AND ARTICLES AND ALTERATION OF CAPITAL
64.   Subject to the provisions of the Act, the provisions of these Articles as regards the matters to be dealt with by Ordinary Resolution and Articles 115 and 179, the Company may by Special Resolution:
(a)   change its name;
(b)   alter or add to the Articles (subject to Articles 115 and 179);
(c)   alter or add to the Memorandum with respect to any object, powers or other matters specified therein; and
(d)   reduce its share capital or any capital redemption reserved fund.
65.   Subject to the provisions of the Act, the Company may by resolution of the Directors change the location of its Registered Office. The Company may, in addition to its Registered Office, maintain such other offices or places of business as the Directors determine.
66.   The Company may by Ordinary Resolution:
(a)   increase the share capital by such amount as Ordinary Resolution shall prescribe and with such rights, priorities and privileges annexed thereto, as the Company in general meeting may determine;
(b)   consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;
(c)   convert all or any part of its paid-up Shares into stock and reconvert that stock into paid-up Shares of any denomination;
(d)   by subdivision of its existing Shares or any of them divide the whole or any part of its share capital into Shares of smaller amount than is fixed by the Memorandum or into Shares without par value; and
(e)   cancel any Shares that at the date of the passing of the Ordinary Resolution have not been taken or agreed to be taken by any person and diminish its share capital by the amount such cancelled Shares.
67.   All new shares created under the preceding Article shall be considered as though part of the original capital and shall be subject to the same provisions herein contained with reference to the payment of calls and instalments, transfer and transmission, forfeiture, lien, surrender and otherwise.
GENERAL MEETINGS
68.   All general meetings other than annual general meetings shall be called extraordinary general meetings.
69.   The Company may but shall not (unless required by the Act) be obliged to, in each year hold a general meeting as its annual general meeting and shall specify the meeting as such in the notices calling it. Any annual general meeting shall be held at such time and place as the Directors shall appoint. At these meetings the report of the Directors (if any) shall be presented.
70.   The Directors, the chief executive officer or the chairperson of the board of Directors may call general meetings, and, for the avoidance of doubt, the Members shall not have the ability to call general meetings.
71.   Members seeking to bring business before the annual general meeting or to nominate candidates for appointment as Directors at the annual general meeting must deliver notice to the principal executive offices of the Company not less than 120 calendar days before the date of the Company’s proxy statement released to Members in connection with the previous year’s annual general meeting or, if the Company did not hold an annual general meeting the previous year, or if the date of the current year’s annual general meeting has been changed by more than 30 days from the date of the previous year’s annual general meeting, then the deadline shall be set by the board of Directors with such deadline being a reasonable time before the Company begins to print and send its related proxy materials.
NOTICE OF GENERAL MEETINGS
72.   At least five clear days’ notice shall be given of any general meeting. Every notice shall specify the place, the day and the hour of the meeting and the general nature of the business to be conducted at the general meeting and shall be given in the manner hereinafter mentioned or in such other manner if any as may be prescribed by the Company, provided that a general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of the Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:
(a)   in the case of an annual general meeting, by all of the Members entitled to attend and vote at the meeting; and
(b)   in the case of an extraordinary general meeting, by a majority in number of the Members having a right to attend and vote at the meeting, together holding not less than 95% in par value of the Shares giving that right.
73.   The notice convening a meeting to pass a Special Resolution shall specify the intention to propose the resolution as a Special Resolution.
74.   The accidental omission to give notice of a meeting to, or the non-receipt of a notice of a meeting by, any Member entitled to receive notice shall not invalidate the proceedings at that general meeting.
PROCEEDINGS AT GENERAL MEETINGS
75.   No business shall be transacted at any general meeting unless a quorum of Members is present at the time when the meeting proceeds to business. The holders of one-third of the Shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy shall be a quorum.
76.   A person may participate at a general meeting by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other. Participation by a person in a general meeting in this manner is treated as presence in person at that meeting.
77.   If a quorum is not present within half an hour from the time appointed for the meeting to commence, the meeting shall stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Directors may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the Members present shall be a quorum.
78.   The Directors may, at any time prior to the time appointed for the meeting to commence, appoint any person to act as chairperson of a general meeting of the Company or, if the Directors do not make any such appointment, the chairperson, if any, of the board of Directors shall preside as chairperson at such general meeting. If there is no such chairperson, or if the person shall not be present within 15 minutes after the time appointed for the meeting to commence, or is unwilling to act, the Directors present shall elect one of their number to be chairperson of the meeting.
79.   If at any general meeting no Director is willing to act as chairperson or if no Director is present within fifteen minutes after the time appointed for holding the meeting, the Members present shall choose one of their number to be chairperson of the meeting.
80.   The Chairman may, with the consent of any meeting at which a quorum is present (and shall if so directed by the meeting), adjourn the meeting from time to time and from place to place but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.
81.   When a general meeting is adjourned for thirty days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Save as aforesaid, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

82.   If, prior to a Business Combination, a notice is issued in respect of a general meeting and the Directors, in their absolute discretion, consider that it is impractical or undesirable for any reason to hold that general meeting at the place, the day and the hour specified in the notice calling such general meeting, the Directors may postpone the general meeting to another place, day and/or hour provided that notice of the place, the day and the hour of the rearranged general meeting is promptly given to all Members. No business shall be transacted at any postponed meeting other than the business specified in the notice of the original meeting.
83.   When a general meeting is postponed for 30 days or more, notice of the postponed meeting shall be given as in the case of an original meeting. Otherwise, it shall not be necessary to give any such notice of a postponed meeting. All proxy forms submitted for the original general meeting shall remain valid for the postponed meeting. The Directors may postpone a general meeting which has already been postponed.
84.   At any general meeting, a resolution put to the vote of the meeting shall be decided on a poll.
85.   A poll shall be taken as the chairperson directs, and the result of the poll shall be deemed to be the resolution of the general meeting at which the poll was demanded.
86.   A poll demanded on the election of a chairperson or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such date, time and place as the chairperson of the general meeting directs, and any business other than that upon which a poll has been demanded or is contingent thereon may proceed pending the taking of the poll.
87.   In the case of an equality of votes, the chairperson of the meeting shall be entitled to a second or casting vote.
VOTES OF MEMBERS
88.   Subject to any rights or restrictions attached to any Shares, including as set out at Articles 115 and 179, every Member present in any such manner shall have one vote for every Share of which they are the holder.
89.   In the case of joint holders, the vote of the senior holder who tenders a vote, whether in person or by proxy (or, in the case of a corporation or other non-natural person, by its duly authorised representative or proxy, shall be accepted to the exclusion of the votes of the other joint holders and, for this purpose, seniority shall be determined by the order in which the names stand in the Register of Members.
90.   A Member of unsound mind, or in respect of whom an order has been made by any court having jurisdiction in lunacy, may vote by their committee, receiver, curator bonis or other personon such Member’s behalf appointed by that court, and any such committee, receiver, curator bonis or other person may vote by proxy.
91.   No person shall be entitled to vote at any general meeting unless they are registered as a Member on the record date for such meeting nor unless all calls or other monies then payable by them in respect of Shares have been paid.
92.   No objection shall be raised to the qualification of any voter except at the meeting or adjourned general meeting at which the vote objected to is given or tendered, and every vote not disallowed at such meeting shall be valid. Any objection made in due time shall be referred to the chairperson whose decision shall be final and conclusive.
93.   On a poll or a show of hands votes may be given personally or by proxy. Votes may be cast either personally or by proxy (or in the case of a corporation or other non-natural person by its duly authorised representative or proxy). A Member may appoint more than one proxy or the same proxy under one or more instruments to attend and vote at a meeting. Where a Member appoints more than one proxy the instrument of proxy shall specify the number of Shares in respect of which each proxy is entitled to exercise the related votes.
94.   A Member holding more than one Share need not cast the votes in respect of their Shares in the same way on any resolution and therefore may vote a Share or some or all such Shares either for or against a resolution and/or abstain from voting a Share or some or all of the Shares and, subject to the terms of the instrument appointing the proxy, a proxy appointed under one or more instruments may vote a Share or some or all of the Shares in respect of which they are appointed either for or against a resolution and/or abstain from voting a Share or some or all of the Shares in respect of which they are appointed.
RESOLUTIONS IN WRITING
95.   A resolution (including a Special Resolution) in writing (in one or more counterparts) signed by or on behalf of all the Members for the time being entitled to receive notice of and to attend and vote at general meetings (or, being corporations or other non-natural persons, signed by their duly authorised representatives) shall be as valid and effective as if the resolution had been passed at a general meeting of the Company duly convened and held.
PROXIES
96.   The instrument appointing a proxy shall be in writing and shall be executed under the hand of the appointer or of their attorney duly authorised in writing or, if the appointer is a corporation or other non-natural person, under the hand of its duly authorised representative. A proxy need not be a Member.
97.   The Directors may, in the notice convening any meeting or adjourned meeting, or in an instrument of proxy sent out by the Company, specify the manner by which the instrument appointing a proxy shall be deposited and the place and the time (being not later than the time appointed for the commencement of the meeting or adjourned meeting to which the proxy relates) at which the instrument appointing a proxy shall be deposited. In the absence of any such direction from the Directors in the notice convening any meeting or adjourned meeting or in an instrument of proxy sent out by the Company, the instrument appointing a proxy shall be deposited physically at the Registered Office not less than 48 hours before the time appointed for the meeting or adjourned meeting to commence at which the person named in the instrument proposes to vote.
98.   The chairperson may in any event at their discretion declare that an instrument of proxy shall be deemed to have been duly deposited. An instrument of proxy that is not deposited in the manner permitted, or which has not been declared to have been duly deposited by the chairperson, shall be invalid.
99.   The instrument appointing a proxy may be in any usual or common form (or such other form as the Directors may approve) and may be expressed to be for a particular meeting or any adjournment thereof or generally until revoked. An instrument appointing a proxy shall be deemed to include the power to demand or join or concur in demanding a poll.
100.   A vote given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the principal or revocation of the proxy or of the authority under which the proxy was executed, or the transfer of the Share in respect of which the proxy is given, unless notice in writing of such death, insanity, revocation or transfer as aforesaid shall have been received by the Company at its Registered Office before the commencement of the general meeting or adjourned meeting at which it is sought to use the proxy.
CORPORATIONS ACTING BY REPRESENTATIVES AT MEETINGS
101.   Any corporation or other non-natural person which is a Member of the Company may, in accordance with its constitutional documents or, in the absence of such provision, by resolution of its directors or other governing body, authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of Members of the Company and the person so authorised shall be entitled to exercise the same powers on behalf of the corporation which they represent as that corporation could exercise if it were an individual Member.
102.   If a Clearing House (or its nominee(s)), being a corporation, is a Member, it may authorise such persons as it sees fit to act as its representative at any meeting of the Company or at any meeting of any class of Members provided that the authorisation shall specify the number and class of Shares in respect of which each such representative is so authorised. Each person so authorised under the provisions of this Article shall be deemed to have been duly authorised without further evidence of the facts and be entitled to exercise the same rights and powers on behalf of the Clearing House (or its nominee(s)) as if such person was the registered holder of such Shares held by the Clearing House (or its nominee(s)).
SHARES THAT MAY NOT BE VOTED
103.   Shares in the Company that are beneficially owned by the Company shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding Shares at any given time.
DIRECTORS AND OFFICERS
104.   Until otherwise determined by the Company in general meeting, the number of Directors shall not be less than one.
105.   The directors shall be divided into three classes: Class I, Class II and Class III. The number of directors in each class shall be as nearly equal as possible. Upon adoption of the Articles, the existing Directors shall by resolution classify themselves as Class I, Class II or Class III Directors. The Class I Directors shall stand elected for a term expiring at the Company’s first annual general meeting, the Class II Directors shall stand elected for a term expiring at the Company’s second annual general meeting and the Class III Directors shall stand elected for a term expiring at the Company’s third annual general meeting. Commencing at the Company’s first annual general meeting, and at each annual general meeting thereafter, the Directors appointed to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual general meeting after their election. Except as the Act or other Applicable Law may otherwise require, in the interim between annual general meetings or extraordinary general meetings called for the appointment of Directors and/or the removal of one or more Directors and the filling of any vacancy in that connection, additional Directors and any vacancies in the board of Directors, including unfilled vacancies resulting from the removal of Directors for cause, may be filled by the vote of a majority of the remaining Directors then in office, although less than a quorum (as defined in the Articles), or by the sole remaining Director. All Directors shall hold office until the expiration of their respective terms of office and until their successors shall have been appointed and qualified. A Director appointed to fill a vacancy resulting from the death, resignation or removal of a Director shall serve for the remainder of the full term of the Director whose death, resignation or removal shall have created such vacancy and until their successor shall have been appointed and qualified.
106.   A Director or officer of the Company may, notwithstanding his interest, be counted in the quorum present at any meeting at which he or any other Director or officer is appointed to hold any such office or place of profit under the Company or at which the terms of any such appointment are arranged and he may vote on any such appointment or arrangement other than his own appointment or the arrangement of the terms thereof.
POWERS OF DIRECTORS
107.   Subject to the provisions of the Act, the Memorandum and the Articles and to any directions given by Special Resolution, the business of the Company shall be managed by the Directors, who may exercise all the powers of the Company. No alteration of the Memorandum or Articles and no such direction shall invalidate any prior act of the Directors which would have been valid if that alteration had not been made or that direction had not been given. A duly convened meeting of Directors at which a quorum is present may exercise all powers exercisable by the Directors.
108.   All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments, and all receipts for moneys paid to the Company, shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as the Directors shall from time to time by resolution determine.
109.   The Directors shall cause minutes to be made in books provided for the purpose:
(a)   of all appointments of officers of the Company made by the Directors;
(b)   of the names of the Directors present at each meeting of the Directors and of any committee of the Directors; and

of all resolutions and proceedings at each meeting of the Company and of the Directors and of any committee of the Directors.
110.   The Directors may, on behalf of the Company, pay a gratuity or pension or allowance on retirement to any Director who has held any other salaried office or place of profit with the Company or to their surviving spouse, civil partner or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.
111.   The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and assets (present and future) and uncalled capital, or any part thereof, and to issue debentures, debenture stock, bonds and other such securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.
APPOINTMENT AND REMOVAL OF DIRECTORS
112.   The Company may by Ordinary Resolution appoint any person to be a Director or may by Ordinary Resolution remove any Director.
113.   The Directors may appoint any person to be a Director, either to fill a vacancy or as an additional Director provided that the appointment does not cause the number of Directors to exceed any number fixed by or in accordance with the Articles as the maximum number of Directors.
114.   After the consummation of a Business Combination, the Company may by Ordinary Resolution appoint any person to be a Director or may by Ordinary Resolution remove any Director.
115.   Prior to the consummation of a Business Combination, Article 112 may only be amended by a Special Resolution passed by at least two-thirds of such Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of which notice specifying the intention to propose the resolution as a Special Resolution has been given, or by way of unanimous written resolution.
VACATION OF OFFICE OF DIRECTOR
116.   The office of Director shall, ipso facto, be vacated if the Director:
(a)   the Director gives notice in writing to the Company that they resign the office of Director; or
(b)   the Director is absent (for the avoidance of doubt, without being represented by proxy) from three consecutive meetings of the board of Directors without special leave of absence from the Directors, and the Directors pass a resolution that they have by reason of such absence vacated office; or
(c)   the Director dies, becomes bankrupt or makes any arrangement or composition with their creditors generally; or
(d)   the Director is found to be or becomes of unsound mind; or
(e)   all of the other Directors (being not less than two in number) determine that the Director should be removed as a Director, either by a resolution passed by all of the other Directors at a meeting of the Directors duly convened and held in accordance with the Articles or by a resolution in writing signed by all of the other Directors.
PROCEEDINGS OF DIRECTORS
117.   The quorum necessary for the transaction of the business of the Directors may be fixed by the Directors and, unless so fixed, shall be two provided always that, if there is only a sole Director, that Director shall be a quorum and such Director may transact business by written resolution as if a meeting were being held under the provisions of these Articles.
118.   Subject to the provisions of the Articles, the Directors may regulate their proceedings as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In the case of an equality of votes, the chairperson shall have a second or casting vote.

119.   A person may participate in a meeting of the Directors or any committee of Directors by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other at the same time. Participation by a person in a meeting in this manner is treated as presence in person at that meeting. Unless otherwise determined by the Directors, the meeting shall be deemed to be held at the place where the chairperson is located at the start of the meeting.
120.   A resolution in writing (in one or more counterparts) signed by all the Directors or all the members of a committee of the Directors or, in the case of a resolution in writing relating to the removal of any Director or the vacation of office by any Director, all of the Directors other than the Director who is the subject of such resolution shall be as valid and effectual as if it had been passed at a meeting of the Directors, or committee of Directors as the case may be, duly convened and held.
121.   A Director may, or other Officer on the direction of a Director shall, call a meeting of the Directors by at least two days’ notice in writing to every Director which notice shall set forth the general nature of the business to be considered unless notice is waived by all the Directors either at, before or after the meeting is held. To any such notice of a meeting of the Directors all the provisions of the Articles relating to the giving of notices by the Company to the Members shall apply mutatis mutandis.
122.   The continuing Directors or sole continuing Director may act notwithstanding any vacancy in their body, but, if and so long as their number is reduced below the number fixed by or pursuant to these Articles as the necessary quorum of Directors, the continuing Directors or Director may act for the purpose of increasing the number of Directors to that number, or of summoning a general meeting of the Company, but for no other purpose.
123.   The Directors may elect a chairperson of their board and determine the period for which they are to hold office but if no such chairperson is elected, or if at any meeting the chairperson is not present within five minutes after the time appointed for holding the same, the Directors present may choose one of their number to be chairperson of the meeting.
124.   All acts done by any meeting of the Directors or of a committee of the Directors shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any Director, and/or that they or any of them were disqualified, and/or had vacated their office and/or were not entitled to vote, be as valid as if every such person had been duly appointed and/or not disqualified to be a Director and/or had not vacated their office and/or had been entitled to vote, as the case may be.
125.   A Director may be represented at any meetings of the board of Directors by a proxy appointed in writing by that Director. The proxy shall count towards the quorum and the vote of the proxy shall for all purposes be deemed to be that of the appointing Director.
PRESUMPTION OF ASSENT
126.   A Director who is present at a meeting of the board of Directors at which action on any Company matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless they shall file their written dissent from such action with the person acting as the chairperson or secretary of the meeting before the adjournment thereof or shall forward such dissent by registered post to the person immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favour of such action.
DIRECTORS’ INTERESTS
127.   A Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with their office of Director for such period and on such terms as to remuneration and otherwise as the Directors may determine.
128.   A Director may act on their own or by, through or on behalf of their firm in a professional capacity for the Company and they or their firm shall be entitled to remuneration for professional services as if they were not a Director.
129.   A Director may be or become a director or other officer of or otherwise interested in any company promoted by the Company or in which the Company may be interested as a shareholder, a contracting party or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by them as a director or officer of, or from their interest in, such other company.
130.   No person shall be disqualified from the office of Director or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any Director shall be in any way interested be or be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by or arising in connection with any such contract or transaction by reason of such Director holding office or of the fiduciary relationship thereby established. A Director shall be at liberty to vote in respect of any contract or transaction in which they are interested provided that the nature of the interest of any Director in any such contract or transaction shall be disclosed by them at or prior to its consideration and any vote thereon.
131.   A general notice that a Director is a shareholder, director, officer or employee of any specified firm or company and is to be regarded as interested in any transaction with such firm or company shall be sufficient disclosure for the purposes of voting on a resolution in respect of a contract or transaction in which they have an interest, and after such general notice it shall not be necessary to give special notice relating to any particular transaction.
MINUTES
132.   Directors shall cause minutes to be made in books kept for the purpose of recording all appointments of Officers made by the Directors, all proceedings at meetings of the Company or the holders of any class of Shares and of the Directors, and of committees of the Directors, including the names of the Directors present at each meeting.
DELEGATION OF DIRECTORS’ POWERS
133.   The Directors may delegate any of their powers, authorities and discretions, including the power to sub-delegate, to any committee consisting of one or more Directors (including, without limitation, the Audit Committee and the Compensation Committee). Any such delegation may be made subject to any conditions the Directors may impose and either collaterally with or to the exclusion of their own powers and any such delegation may be revoked or altered by the Directors. Subject to any such conditions, the proceedings of a committee of Directors shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.
134.   The Directors may establish any committees, local boards or agencies or appoint any person to be a manager or agent for managing the affairs of the Company and may appoint any person to be a member of such committees, local boards or agencies. Any such appointment may be made subject to any conditions the Directors may impose, and either collaterally with or to the exclusion of their own powers and any such appointment may be revoked or altered by the Directors. Subject to any such conditions, the proceedings of any such committee, local board or agency shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.
135.   The Directors may adopt formal written charters for committees and, if so adopted, shall review and assess the adequacy of such formal written charters on an annual basis as may be required from time to time by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. Each of these committees shall be empowered to do all things necessary to exercise the rights of such committee set forth in the Articles and shall have such powers as the Directors may delegate pursuant to the Articles and as required by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. Each of the Audit Committee and the Compensation Committee, if established, shall consist of such number of Directors as the Directors shall from time to time determine (or such minimum number as may be required from time to time by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law). For so long as any class of Shares is listed on the Designated Stock Exchange, the Audit Committee and the Compensation Committee shall be made up of such number of Independent Directors as is required from time to time by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law.
136.   The Directors may by power of attorney or otherwise appoint any person to be the agent of the Company on such conditions as the Directors may determine, provided that the delegation is not to the exclusion of their own powers and may be revoked by the Directors at any time.
137.   The Directors may by power of attorney or otherwise appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or authorised signatory of the Company for such purpose and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under the Articles) and for such period and subject to such conditions as they may think fit, and any such powers of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such attorneys or authorised signatories as the Directors may think fit and may also authorise any such attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in them.
138.   The Directors may appoint such Officers as they consider necessary on such terms, at such remuneration and to perform such duties, and subject to such provisions as to disqualification and removal as the Directors may think fit. Unless otherwise specified in the terms of their appointment an Officer may be removed by resolution of the Directors or Members. An Officer may vacate their office at any time if they give notice in writing to the Company that they resign their office. Such Officers may consist of a Chairman of the Board, a Chief Executive Officer, a President, a Chief Operating Officer, a Chief Financial Officer, Vice Presidents, a Secretary, Assistant Secretaries, a Treasurer and such other offices as may be determined by the Directors.
NO MINIMUM SHAREHOLDING
139.   The Company in general meeting may fix a minimum shareholding required to be held by a Director, but unless and until such a shareholding qualification is fixed a Director is not required to hold Shares.
REMUNERATION OF DIRECTORS
140.   The remuneration to be paid to the Directors, if any, shall be such remuneration as the Directors shall determine, provided that no cash remuneration shall be paid to any Director by the Company prior to the consummation of a Business Combination. The Directors shall also, whether prior to or after the consummation of a Business Combination, be entitled to be paid all travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of Directors or committees of Directors, or general meetings of the Company, or separate meetings of the holders of any class of Shares or debentures of the Company, or otherwise in connection with the business of the Company or the discharge of their duties as a Director, or to receive a fixed allowance in respect thereof as may be determined by the Directors, or a combination partly of one such method and partly the other.
141.   Directors may by resolution approve additional remuneration to any Director for any services which in the opinion of the Directors go beyond that Director’s ordinary routine work as a Director. Any fees paid to a Director who is also counsel, attorney or solicitor to the Company, or otherwise serves it in a professional capacity shall be in addition to their remuneration as a Director.
SEAL
142.   (a)   The Company may, if the Directors so determine, have a Seal. The Seal shall only be used by the authority of the Directors or of a committee of the Directors authorised by the Directors. Every instrument to which the Seal has been affixed shall be signed by one person who shall be either a Director some Officer or other person appointed by the Directors for the purpose.
(b)   The Company may have for use in any place or places outside the Cayman Islands a duplicate Seal or Seals each of which shall be a facsimile of the Common Seal of the Company and, if the Directors so determine, with the addition on its face of the name of every place where it is to be used.

(c)   A Director or Officer or representative or attorney of the Company may without further authority of the Directors affix the Seal of the Company over their signature alone to any document of the Company required to be authenticated by them under Seal or to be filed with the Registrar of Companies in the Cayman Islands or elsewhere wheresoever.
DIVIDENDS, DISTRIBUTIONS AND RESERVES
143.   Subject to theAct and this Article and except as otherwise provided by the rights attached to any Shares, the Directors may resolve to pay Dividends and other distributions on Shares in issue and authorise payment of the Dividends or other distributions out of the funds of the Company lawfully available therefor. A Dividend shall be deemed to be an interim Dividend unless the terms of the resolution pursuant to which the Directors resolve to pay such Dividend specifically state that such Dividend shall be a final Dividend. No Dividend or other distribution shall be paid except out of the realised or unrealised profits of the Company, out of the share premium account or as otherwise permitted by law.
144.   The Directors may deduct from any dividend or distribution payable to any Member all sums of money (if any) presently payable by the Member to the Company on account of calls or otherwise.
145.   Except as otherwise provided by the rights attached to any Shares, all Dividends and other distributions shall be paid according to the par value of the Shares that a Member holds. If any Share is issued on terms providing that it shall rank for Dividend as from a particular date, that Share shall rank for Dividend accordingly.
146.   The Directors may, before declaring any dividends or distributions, set aside such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for any purpose of the Company and pending such application may, at the like discretion, either be employed in the business of the Company or be invested in such investments (other than shares of the Company) as the Directors may from time to time think fit. The Directors may also, without placing the same to reserve, carry forward any profits which they may think prudent not to dividend.
147.   No dividend or distribution shall be payable except out of the profits of the Company, realised or unrealised, or out of the share premium account or as otherwise permitted by the Act.
148.   Subject to the rights of persons, if any, entitled to shares with special rights as to dividends or distributions, all dividends or distributions shall be declared and paid according to the amounts paid or credited as paid on the Shares in respect whereof the dividend is paid but no amount paid or credited as paid on a share in advance of calls shall be treated for the purposes of this Article as paid on the share.
149.   The Directors may resolve that any dividend or distribution may be paid either wholly or partly by the distribution of specific assets and, in particular, of paid-up shares or debentures of any other company or in any one or more of such ways. Where any difficulty arises in regard to such distribution, the Directors may settle the same as they think expedient and, in particular, may issue fractional certificates and fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Members upon the footing of the value so fixed, in order to adjust the rights of all Members, and may vest any such specific assets in trustees upon trust for the Members entitled to the dividend as may seem expedient to the Directors.
150.   Any dividend, other distribution, interest or other monies payable in cash in respect of Shares may be paid by wire transfer to the holder or by cheque or warrant sent through the post directed to the registered address of the holder or, in the case of joint holders, to the registered address of the holder who is first named on the Register of Members or to such person and to such address as such holder or joint holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent. Any one of two or more joint holders may give effectual receipts for any Dividends, other distributions, bonuses, or other monies payable in respect of the Share held by them as joint holders.
151.   No dividend or other distribution shall bear interest against the Company.
152.   Any Dividend or other distribution which cannot be paid to a Member and/or which remains unclaimed after six months from the date on which such Dividend or other distribution becomes payable may, in the discretion of the Directors, be paid into a separate account in the Company’s name, provided that the Company shall not be constituted as a trustee in respect of that account and the Dividend or other distribution shall remain as a debt due to the Member. Any Dividend or other distribution which remains unclaimed after a period of six years from the date on which such Dividend or other distribution becomes payable shall be forfeited and shall revert to the Company.
CAPITALISATION OF PROFITS
153.   The Directors may at any time capitalise any sum standing to the credit of any of the Company’s reserve accounts or funds (including the share premium account and capital redemption reserve fund) or any sum standing to the credit of the profit and loss account or otherwise available for distribution; appropriate such sum to Members in the proportions in which such sum would have been divisible amongst such Members had the same been a distribution of profits by way of Dividend or other distribution; and apply such sum on their behalf in paying up in full unissued Shares for allotment and distribution credited as fully paid-up to and amongst them in the proportion aforesaid. In such event the Directors shall do all acts and things required to give effect to such capitalisation, with full power given to the Directors to make such provisions as they think fit in the case of Shares becoming distributable in fractions (including provisions whereby the benefit of fractional entitlements accrue to the Company rather than to the Members concerned). The Directors may authorise any person to enter on behalf of all of the Members interested into an agreement with the Company providing for such capitalisation and matters incidental or relating thereto and any agreement made under such authority shall be effective and binding on all such Members and the Company.
BOOKS OF ACCOUNT
154.   The Directors shall cause proper books of account (including, where applicable, material underlying documentation including contracts and invoices) to be kept with respect to:
(a)   all sums of money received and expended by the Company and the matters in respect of which the receipt and expenditure takes place;
(b)   all sales and purchases of goods by the Company; and
(c)   the assets and liabilities of the Company.
Proper books of account shall not be deemed to be kept with respect to the matters aforesaid if there are not kept such books of account as are necessary to give a true and fair view of the state of the Company’s affairs and to explain its transactions.
155.   The Directors shall determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Members not being Directors and no Member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by law or authorised by the Directors or by the Company in general meeting.
156.   The Directors may cause to be prepared and to be laid before the Company in general meeting profit and loss accounts, balance sheets, group accounts (if any) and such other reports and accounts as may be required by law.
AUDIT
157.   The Directors may appoint an Auditor of the Company who shall hold office on such terms as the Directors determine.
158.   The remuneration of the Auditor shall be fixed by the Audit Committee, if one exists.
159.   Without prejudice to the freedom of the Directors to establish any other committee, if the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, and if required by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the

Directors shall establish and maintain an Audit Committee as a committee of the Directors and shall adopt a formal written Audit Committee charter and review and assess the adequacy of the formal written charter on an annual basis. The composition and responsibilities of the Audit Committee shall comply with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. The Audit Committee shall meet at least once every financial quarter, or more frequently as circumstances dictate.
160.   If the shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and shall utilise the Audit Committee for the review and approval of potential conflicts of interest.
161.   If the office of Auditor becomes vacant by resignation or death of the Auditor, or by their becoming incapable of acting by reason of illness or other disability at a time when their services are required, the Directors shall fill the vacancy and determine the remuneration of such Auditor.
162.   Every Auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the Directors and Officers of the Company such information and explanation as may be necessary for the performance of the duties of the auditors.
163.   Auditors shall, if so required by the Directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an ordinary company, and at the next extraordinary general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an exempted company, and at any other time during their term of office, upon request of the Directors or any general meeting of the Members.
164.   Any payment made to members of the Audit Committee (if one exists) shall require the review and approval of the Directors, with any Director interested in such payment abstaining from such review and approval.
165.   The Audit Committee shall monitor compliance with the terms of the IPO and, if any non-compliance is identified, the Audit Committee shall be charged with the responsibility to take all action necessary to rectify such non-compliance or otherwise cause compliance with the terms of the IPO.
166.   At least one member of the Audit Committee shall be an “audit committee financial expert” as determined by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. The “audit committee financial expert” shall have such past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication.
NOTICES
167.   Notices shall be in writing and may be given by the Company to any Member either personally or by sending it by courier, post, telex, fax or email to such Member or to such Member’s address as shown in the Register of Members (or where the notice is given by email by sending it to the email address provided by such Member). Notice may also be served Notice may also be served by Electronic Communication in accordance with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or by placing it on the Company’s Website.
168.   Where a notice is sent by
(a)   courier; service of the notice shall be deemed to be effected by delivery of the notice to a courier company, and shall be deemed to have been received on the third day (not including Saturdays or Sundays or public holidays) following the day on which the notice was delivered to the courier;
(b)   post, service of the notice shall be deemed to be effected by properly addressing, pre-paying and posting a letter containing the notice and shall be deemed to have been received on the fifth day

(not including Saturdays or Sundays or public holidays in the Cayman Islands) following the day on which the notice was posted;
(c)   telex or fax; service of the notice shall be deemed to be effected by properly addressing and sending such notice and shall be deemed to have been received on the same day that it was transmitted;
(d)   email or other Electronic Communication; service of the notice shall be deemed to be effected by transmitting the email to the email address provided by the intended recipient and shall be deemed to have been received on the same day that it was sent, and it shall not be necessary for the receipt of the email to be acknowledged by the recipient; and
(e)   placing it on the Company’s Website; service of the notice shall be deemed to have been effected one hour after the notice or document was placed on the Company’s Website.
169.   A notice may be given by the Company to the person or persons which the Company has been advised are entitled to a Share or Shares in consequence of the death or bankruptcy of a Member in the same manner as other notices which are required to be given under the Articles and shall be addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt, or by any like description at the address supplied for that purpose by the persons claiming to be so entitled, or at the option of the Company by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.
170.   Notice of every general meeting shall be given in any manner authorised by the Articles to every holder of Shares carrying an entitlement to receive such notice on the record date for such meeting except that in the case of joint holders the notice shall be sufficient if given to the joint holder first named in the Register of Members and every person upon whom the ownership of a Share devolves because they are a legal personal representative or a trustee in bankruptcy of a Member where the Member but for their death or bankruptcy would be entitled to receive notice of the meeting, and no other person shall be entitled to receive notices of general meetings.
LIQUIDATION OF THE COMPANY
171.   If the Company shall be wound up, the liquidator shall apply the assets of the Company in satisfaction of creditors’ claims in such manner and order as such liquidator thinks fit. Subject to the rights attaching to any Shares, in a winding up:
(a)   If the assets available for distribution amongst the Members shall be insufficient to repay the whole of the Company’s issued share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the par value of the Shares held by them; or
(b)   the assets available for distribution amongst the Members shall be more than sufficient to repay the whole of the Company’s issued share capital at the commencement of the winding up, the surplus shall be distributed amongst the Members in proportion to the par value of the Shares held by them at the commencement of the winding up subject to a deduction from those Shares in respect of which there are monies due, of all monies payable to the Company for unpaid calls or otherwise.
172.   If the Company shall be wound up the liquidator may, subject to the rights attaching to any Shares and with the approval of a Special Resolution of the Company and any other approval required by theAct, divide amongst the Members in kind the whole or any part of the assets of the Company (whether such assets shall consist of property of the same kind or not) and may for that purpose value any assets and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like approval, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator, with the like approval, shall think fit, but so that no Member shall be compelled to accept any asset upon which there is a liability.

INDEMNITY
173.   Every Director and Officer (which for the avoidance of doubt, shall not include auditors of the Company), together with every former Director and former Officer (each an “Indemnified Person”) shall to the maximum extent permitted by Cayman Islands law be indemnified out of the assets of the Company against any liability, action, proceeding, claim, demand, costs, damages or expenses, including legal expenses, whatsoever which they or any of them may incur as a result of any act or failure to act in carrying out their functions other than such liability (if any) that they may incur by reason of their own actual fraud, wilful neglect or wilful default. No Indemnified Person shall be liable to the Company for any loss or damage incurred by the Company as a result (whether direct or indirect) of the carrying out of their functions unless that liability arises through the actual fraud, wilful neglect or wilful default of such Indemnified Person. No person shall be found to have committed actual fraud, wilful neglect or wilful default under this Article unless or until a court of competent jurisdiction shall have made a finding to that effect.
174.   The Company shall advance to each Indemnified Person reasonable attorneys’ fees and other costs and expenses incurred in connection with the defence of any action, suit, proceeding or investigation involving such Indemnified Person for which indemnity will or could be sought. In connection with any advance of any expenses hereunder, the Indemnified Person shall execute an undertaking to repay the advanced amount to the Company if it shall be determined by final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification pursuant to this Article. If it shall be determined by a final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification with respect to such judgment, costs or expenses, then such party shall not be indemnified with respect to such judgment, costs or expenses and any advancement shall be returned to the Company (without interest) by the Indemnified Person.
175.   The Directors, on behalf of the Company, may purchase and maintain insurance for the benefit of any Director or Officer against any liability which, by virtue of any rule of law, would otherwise attach to such person in respect of any negligence, default, breach of duty or breach of trust of which such person may be guilty in relation to the Company.
FINANCIAL YEAR
176.   Unless the Directors otherwise prescribe, the financial year of the Company shall end on 31st December in each year and, following the year of incorporation, shall begin on 1st January in each year.
TRANSFER BY WAY OF CONTINUATION
177.   If the Company is exempted as defined in the Act, it shall, subject to the provisions of the Act, and with the sanction of a Special Resolution, have the power to register by way of continuation as a body corporate under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.
178.   Prior to the closing of a Business Combination:
(a)   Only the Class B Shares shall carry the right to vote on any resolution of the shareholders to approve any transfer by way of continuation pursuant to this Article (including any Special Resolution required to amend the constitutional documents of the Company or to adopt new constitutional documents of the Company, in each case, as a result of the Company approving a transfer by way of continuation in a jurisdiction outside the Cayman Islands); and
(b)   this Article 178(b) may only be amended by a Special Resolution passed by at least two-thirds of such Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of which notice specifying the intention to propose the resolution as a Special Resolution has been given, or by way of unanimous written resolution.
MERGERS AND CONSOLIDATIONS
179.   The Company shall, with the approval of a Special Resolution, have the power to merge or consolidate with one or more constituent companies (as defined in the Act), upon such terms as the Directors may determine.

BUSINESS COMBINATION
180.   Notwithstanding any other provision of these Articles, Articles 180 through 193 (the “Business Combination Articles”) shall apply during the period commencing upon the adoption of these Articles and terminating upon the first to occur of the consummation of a Business Combination and the full distribution of the Trust Account pursuant to these Business Combination Articles. In the event of a conflict between any of the Business Combination Articles and any other Articles, the provisions of the Business Combination Articles shall prevail.
181.   Prior to the consummation of a Business Combination, the Company shall either:
(a)   submit such Business Combination to its Members for approval; or
(b)   provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.
182.   If the Company initiates any tender offer in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act in connection with a proposed Business Combination, it shall file tender offer documents with the Securities and Exchange Commission prior to completing such Business Combination which contain substantially the same financial and other information about such Business Combination and the redemption rights as is required under Regulation 14A of the Exchange Act. If, alternatively, the Company holds a general meeting to approve a proposed Business Combination, the Company will conduct any redemptions in conjunction with a proxy solicitation pursuant to Regulation 14A of the Exchange Act, and not pursuant to the tender offer rules, and file proxy materials with the Securities and Exchange Commission.
183.   At a general meeting called for the purposes of approving a Business Combination pursuant to these Articles, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination.
184.   Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, at least two business days’ prior to any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “Business Combination Redemption”), provided that no such Member acting together with any Affiliate of their or any other person with whom they are acting in concert or as a partnership, limited partnership, syndicate, or other group (including, for the avoidance of doubt, a “group” (as defined under Section 13 of the Exchange Act) for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15% of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member, regardless of whether they are voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and in connection with its consummation.
185.   A Member may not withdraw a Redemption Notice once submitted to the Company unless the Directors determine (in their sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). The Directors (in their sole discretion) shall determine the timing of such Business Combination Redemption of Public Shares in order to facilitate the consummation and/or closing of a Business Combination.

186.   In the event that:
(a)   the Company does not consummate a Business Combination within 21 months from the consummation of the IPO, or such later time as the Members may approve by Special Resolution in accordance with the Articles (the “Deadline Date”); or
(b)   the Directors, acting in good faith, determine by resolution, and provide notice in writing to the Members, that the Company is unable to consummate a Business Combination by the Deadline Date, the Company shall:
(i)   cease all operations except for the purpose of winding up;
(ii)   promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (net of taxes payable and less up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and
(iii)   as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.
187.   In the event any amendment is made to the Articles (an “Amendment”):
(a)   to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100% of the Public Shares if the Company does not consummate a Business Combination by the Deadline Date, or such later time as the Members may approve by Special Resolution in accordance with the Articles; or
(b)   with respect to any other material provision relating to Members’ rights or pre-Business Combination activity, any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, at least two business days’ prior to any vote on an Amendment, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “Amendment Redemption”), provided that no such Member acting together with any Affiliate of their or any other person with whom they are acting in concert or as a partnership, limited partnership, syndicate, or other group (including, for the avoidance of doubt, a “group” (as defined under Section 13 of the Exchange Act) for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15% of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member, regardless of whether they are voting for or against such proposed Amendment, the Redemption Price, but only in the event that the applicable proposed Amendment is approved. The Directors (in their sole discretion) shall determine the timing of any such Amendment Redemption.
188.   A holder of Public Shares shall be entitled to receive distributions from the Trust Account only in the event of a Business Combination Redemption, an Amendment Redemption, a repurchase of Shares by means of a tender offer, or a distribution of the Trust Account pursuant to these Business Combination Articles. In no other circumstance shall a holder of Public Shares have any right or interest of any kind in the Trust Account.
189.   Except in connection with the conversion of Class B Shares into Class A Shares pursuant to the Class B Ordinary Share Conversion Article hereof where the holders of such Shares have waived any right to receive funds from the Trust Account, after the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:
(a)   receive funds from the Trust Account; or
(b)   vote as a class with Public Shares on a Business Combination.
190.   The uninterested Independent Directors shall approve any transaction or transactions between the Company and any of the following parties:
(a)   any Member owning an interest in the voting power of the Company that gives such Member a significant influence over the Company; and
(b)   any Director or Officer and any Affiliate of such Director or Officer.
191.   A Director may vote in respect of a Business Combination in which such Director has a conflict of interest with respect to the evaluation of such Business Combination. Such Director must disclose such interest or conflict to the other Directors.
192.   As long as the securities of the Company are listed on a Designated Stock Exchange, the Company must complete one or more Business Combinations having an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the income earned on the Trust Account) at the time of the Company’s signing a definitive agreement in connection with a Business Combination. A Business Combination must not be solely effectuated with another blank cheque company or a similar company with nominal operations.
193.   The Company may enter into a Business Combination with a target business that is Affiliated with the Sponsor, a Founder, a Director or an Officer. In the event the Company seeks to consummate a Business Combination with a target that is Affiliated with the Sponsor, a Founder, a Director or an Officer, the Company, or a committee of Independent Directors, will obtain an opinion from an independent investment banking firm or another valuation or appraisal firm that regularly renders fairness opinions on the type of target business the Company is seeking to acquire that is a member of the United States Financial Industry Regulatory Authority or an independent accounting firm that the consideration to paid by the Company in connection with such a Business Combination is fair to the Company from a financial point of view.
CERTAIN TAX FILINGS
194.   Each Tax Filing Authorised Person and any such other person, acting alone, as any Director shall designate from time to time, are authorised to file or execute and provide U.S. Internal Revenue Service tax forms SS-4, W-8 BEN, W-8 IMY, W-9, 8832 and 2553 and such other similar tax forms as are customary to file with any U.S. federal or state governmental authorities or foreign governmental authorities, or provide to withholding agents in connection with the formation, activities and/or elections of the Company and such other tax forms as may be approved from time to time by any Director or Officer. The Company further ratifies and approves any such filing made by any Tax Filing Authorised Person or such other person prior to the date of the Articles.
BUSINESS OPPORTUNITIES
195.   To the fullest extent permitted by Applicable Law, no individual serving as a Director or an Officer (“Management”) shall have any duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Company. To the fullest extent permitted by Applicable Law, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for Management, on the one hand, and the Company, on the other. Except to the extent expressly assumed by contract, to the fullest extent permitted by Applicable Law, Management shall have no duty to communicate or offer any such corporate opportunity to the Company and shall not be liable to the Company or its Members for breach of any fiduciary duty as a

Member, Director and/or Officer solely by reason of the fact that such party pursues or acquires such corporate opportunity for itself, directs such corporate opportunity to another person, or does not communicate information regarding such corporate opportunity to the Company.
196.   Except as provided elsewhere in this Article, the Company hereby renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for both the Company and Management, about which a Director and/or Officer who is also a member of Management acquires knowledge.
197.   To the extent a court might hold that the conduct of any activity related to a corporate opportunity that is renounced in this Article to be a breach of duty to the Company or its Members, the Company hereby waives, to the fullest extent permitted by Applicable Law, any and all claims and causes of action that the Company may have for such activities. To the fullest extent permitted by Applicable Law, the provisions of this Article apply equally to activities conducted in the future and that have been conducted in the past.
EXCLUSIVE JURISDICTION AND FORUM
198.   Unless the Company consents in writing to the selection of an alternative forum, the courts of the Cayman Islands shall have exclusive jurisdiction over any claim or dispute arising out of or in connection with the Memorandum, the Articles or otherwise related in any way to each Member’s shareholding in the Company, including but not limited to:
(a)   any derivative action or proceeding brought on behalf of the Company;
(b)   any action asserting a claim of breach of any fiduciary or other duty owed by any current or former Director, Officer or other employee of the Company to the Company or the Members;
(c)   any action asserting a claim arising pursuant to any provision of the Act, the Memorandum or the Articles; or
(d)   any action asserting a claim against the Company governed by the “Internal Affairs Doctrine” (as such concept is recognised under the laws of the United States of America).
199.   Each Member irrevocably submits to the exclusive jurisdiction of the courts of the Cayman Islands over all such claims or disputes.
200.   Without prejudice to any other rights or remedies that the Company may have, each Member acknowledges that damages alone would not be an adequate remedy for any breach of the selection of the courts of the Cayman Islands as exclusive forum and that accordingly the Company shall be entitled, without proof of special damages, to the remedies of injunction, specific performance or other equitable relief for any threatened or actual breach of the selection of the courts of the Cayman Islands as exclusive forum.
201.   These Articles 198 to 201 inclusive shall not apply to any action or suits brought to enforce any liability or duty created by the United States Securities Act of 1933, as amended, the Exchange Act, or any claim for which the federal district courts of the United States of America are, as a matter of the laws of the United States, the sole and exclusive forum for determination of such a claim.

PROXY CARD
MOUNTAIN LAKE ACQUISITION CORP.
930 Tahoe Blvd
STE 802 PMB 45
Incline Village, NV 89451
EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF
MOUNTAIN LAKE ACQUISITION CORP.
June [  ], 2026
YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE
MOUNTAIN LAKE ACQUISITION CORP.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF THE COMPANY
TO BE HELD ON
June [  ], 2026
The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated [           ], 2026, (the “Proxy Statement”) in connection with the extraordinary general meeting of shareholders of Mountain Lake Acquisition Corp. (the “Company”) and at any adjournments thereof (the “Meeting”) to be held at [10 a.m.] Eastern Time on June [  ], 2026 at the offices of [Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, New York, New York 10105], for the sole purpose of considering and voting upon the following proposals, and hereby appoints Paul Grinberg and Douglas Horlick, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of the Company registered in the name provided, held of record as of May 19, 2026, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof, with all powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy Statement.
THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL NO. 1 AND PROPOSAL NO. 2, CONSTITUTING THE ARTICLES EXTENSION PROPOSAL AND THE ADJOURNMENT PROPOSAL, RESPECTIVELY.
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.
(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the
Extraordinary General Meeting of Shareholders, to be held on June [ ], 2026:
The notice of meeting and the accompanying Proxy Statement are available at [  ].
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL NO. 1 AND, IF PRESENTED, PROPOSAL NO. 2.	Please mark ☒ votes as indicated in this example
Proposal No. 1 — Articles Extension Proposal	FOR	AGAINST	ABSTAIN
A proposal to amend, by way of special resolution, the Company’s amended and restated memorandum and articles of association, as amended prior to the date hereof , in the form set forth in Annex A to the Proxy Statement, which amendment reflects the extension of the period within which the Company must consummate a business combination for three months until September 16, 2026 (i.e. within 21 months from the consummation of the Company’s initial public offering), or such earlier date as determined by the Company’s board of directors.	☐	☐	☐
Proposal No. 2 — Adjournment Proposal	FOR	AGAINST	ABSTAIN
A proposal to approve, by way of ordinary resolution, the Meeting be adjourned to a later date or dates, if necessary or desirable, at the determination of the Company’s board of directors.	☐	☐	☐
Date:                  , 2026
Signature
Signature (if held jointly)
Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.
PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL NO. 1 AND PROPOSAL NO. 2. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.